                                                                   Exhibit 99(b)

NOVEMBER 1, 2000

PIMCO Funds Prospectus

stock

Share Classes          GROWTH STOCK FUNDS            ENHANCED INDEX STOCK FUNDS
                       Growth Fund                   Tax-Efficient Equity Fund
  A B C                Select Growth Fund
                       Target Fund                   INTERNATIONAL STOCK FUNDS
                       Opportunity Fund              Allianz Select
                                                     International Fund
                                                     International Fund
                       BLEND STOCK FUNDS
                       Growth & Income Fund
                       Capital Appreciation Fund     SECTOR-RELATED STOCK FUNDS
                       Mid-Cap Fund                  Innovation Fund
                                                     Global Innovation Fund



                       VALUE STOCK FUNDS
                       Equity Income Fund
                       Renaissance Fund
                       Value Fund
                       Small-Cap Value Fund





This cover is not part of the Prospectus.

                                                           [LOGO OF PIMCO FUNDS]

            PIMCO Funds Prospectus

PIMCO       This Prospectus describes 16 mutual funds offered by PIMCO Funds:
Funds:      Multi-Manager Series. The Funds provide access to the professional
Multi-      investment advisory services offered by PIMCO Advisors L.P. and
Manager     its investment management affiliates. As of September 30, 2000,
Series      PIMCO Advisors and its affiliates managed approximately
            $272 billion.


November 1,
2000 The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.


            The Securities and Exchange Commission has not approved or
Share       disapproved these securities or determined if this Prospectus is
Classes     truthful or complete. Any representation to the contrary is a
A, B        criminal offense.
and C

1  PIMCO Funds: Multi-Manager Series

            Table of Contents

         Summary Information..............................................   3
         Fund Summaries
           Capital Appreciation Fund......................................   5
           Equity Income Fund.............................................   7
           Global Innovation Fund.........................................   9
           Growth Fund....................................................  11
           Growth & Income Fund...........................................  13
           Innovation Fund................................................  15
           International Fund.............................................  17
           Mid-Cap Fund...................................................  19
           Opportunity Fund...............................................  21
           Renaissance Fund...............................................  23
           Select Growth Fund.............................................  25
           Allianz Select International Fund..............................  27
           Small-Cap Value Fund...........................................  29
           Target Fund....................................................  31
           Tax-Efficient Equity Fund......................................  33
           Value Fund.....................................................  35
         Summary of Principal Risks.......................................  37
         Management of the Funds..........................................  41
         Investment Options - Class A, B and C Shares ....................  46
         How Fund Shares Are Priced.......................................  48
         How to Buy and Sell Shares.......................................  49
         Fund Distributions...............................................  53
         Tax Consequences.................................................  54
         Characteristics and Risks of Securities and Investment
          Techniques......................................................  54
         Financial Highlights.............................................  63

                                                                   Prospectus  2

           Summary Information

 The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 5.

                                                                                             Approximate   Approximate
                  PIMCO                Investment                         Main               Number of     Capitalization
                  Fund                 Objective                          Investments        Holdings      Range
 --------------------------------------------------------------------------------------------------------------------------------
  Growth Stock    Growth               Long-term growth of capital;       Common stocks of   35-40         At least $5 billion
  Funds                                income is an incidental            companies with
                                       consideration                      market
                                                                          capitalizations
                                                                          of at least $5
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Select Growth        Long-term growth of capital;       Common stocks of   15-25         At least $10 billion
                                       income is an incidental            companies with
                                       consideration                      market
                                                                          capitalizations
                                                                          of at least $10
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Target               Capital appreciation; no           Common stocks of   40-60         Between $1 billion
                                       consideration is given to income   companies with                   and $10 billion
                                                                          market
                                                                          capitalizations
                                                                          of between $1
                                                                          billion and
                                                                          $10 billion
           -----------------------------------------------------------------------------------------------------------------
                  Opportunity          Capital appreciation; no           Common stocks of   60-100        Between $100 million
                                       consideration is given to income   companies with                   and $2 billion
                                                                          market
                                                                          capitalizations
                                                                          of between $100
                                                                          million and $2
                                                                          billion
 --------------------------------------------------------------------------------------------------------------------------------
  Blend Stock     Growth & Income      Long-term growth                   Securities of      40-60         At least $1 billion
  Funds                                of capital; current income         companies with
                                       is a secondary objective           market
                                                                          capitalizations
                                                                          of at least $1
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Capital Appreciation Growth of capital                  Common stocks of   60-100        At least $1 billion
                                                                          companies with
                                                                          market
                                                                          capitalizations
                                                                          of at least $1
                                                                          billion that
                                                                          have improving
                                                                          fundamentals and
                                                                          whose stock is
                                                                          reasonably
                                                                          valued by the
                                                                          market
           -----------------------------------------------------------------------------------------------------------------
                  Mid-Cap              Growth of capital                  Common stocks of   60-100        More than $500 million
                                                                          companies with                   (excluding the largest
                                                                          market                           200 companies)
                                                                          capitalizations
                                                                          of more than
                                                                          $500 million
                                                                          (excluding the
                                                                          largest 200
                                                                          companies) that
                                                                          have improving
                                                                          fundamentals and
                                                                          whose stock is
                                                                          reasonably
                                                                          valued by the
                                                                          market
 --------------------------------------------------------------------------------------------------------------------------------
  Value Stock     Equity Income        Current income as a primary        Income-producing   40-50         More than $2 billion
  Funds                                objective; long-term growth of     common stocks of
                                       capital is a secondary objective   companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than $2
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  Renaissance          Long-term growth of capital        Common stocks of   50-80         All capitalizations
                                       and income                         companies with
                                                                          below-average
                                                                          valuations whose
                                                                          business
                                                                          fundamentals are
                                                                          expected to
                                                                          improve
           -----------------------------------------------------------------------------------------------------------------
                  Value                Long-term growth of capital        Common stocks of   40            More than $5 billion
                                       and income                         companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than $5
                                                                          billion and
                                                                          below-average
                                                                          valuations whose
                                                                          business
                                                                          fundamentals are
                                                                          expected to
                                                                          improve
           -----------------------------------------------------------------------------------------------------------------
                  Small-Cap Value      Long-term growth of capital        Common stocks of   100           Between $100 million
                                       and income                         companies with                   and $1.5 billion
                                                                          market
                                                                          capitalizations
                                                                          of between $100
                                                                          million and $1.5
                                                                          billion and
                                                                          below-average
                                                                          price-to-
                                                                          earnings ratios
                                                                          relative to the
                                                                          market and their
                                                                          industry groups
 --------------------------------------------------------------------------------------------------------------------------------
  Enhanced Index  Tax-Efficient Equity Maximum after-tax growth           A broadly          More than 200 More than $5 billion
  Stock Funds                          of capital                         diversified
                                                                          portfolio of at
                                                                          least 200 common
                                                                          stocks of
                                                                          companies
                                                                          represented in
                                                                          the S&P 500
                                                                          Index with
                                                                          market
                                                                          capitalizations
                                                                          of more than $5
                                                                          billion
 --------------------------------------------------------------------------------------------------------------------------------
  International   Allianz Select       Capital appreciation               Common stocks of   30-60         More than $1 billion
  Stock Funds     International                                           companies
                                                                          located outside
                                                                          of the United
                                                                          States with
                                                                          market
                                                                          capitalizations
                                                                          of more than $1
                                                                          billion
           -----------------------------------------------------------------------------------------------------------------
                  International        Capital appreciation through       Common stocks of   200-250       More than $500 million
                                       investment in an international     foreign (non-
                                       portfolio; income is an incidental U.S.) issuers
                                       consideration                      (developed and
                                                                          emerging
                                                                          markets) with
                                                                          market
                                                                          capitalizations
                                                                          of more than
                                                                          $500 million
 --------------------------------------------------------------------------------------------------------------------------------
  Sector-Related  Innovation           Capital appreciation; no           Common stocks of   40            More than $200 million
  Stock Funds                          consideration is given to income   technology-
                                                                          related
                                                                          companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than
                                                                          $200 million
           -----------------------------------------------------------------------------------------------------------------
                  Global Innovation    Capital appreciation; no           Common stocks of   30-60         More than $200 million
                                       consideration is given to income   U.S. and non-
                                                                          U.S. technology-
                                                                          related
                                                                          companies with
                                                                          market
                                                                          capitalizations
                                                                          of more than
                                                                          $200 million

3  PIMCO Funds: Multi-Manager Series

Fund           The Funds provide a broad range of investment choices. The
Descriptions,  following Fund Summaries identify each Fund's investment
Performance    objective, principal investments and strategies, principal risks,
and Fees       performance information and fees and expenses. A more detailed
               "Summary of Principal Risks" describing principal risks of investing in the Funds begins after the Fund Summaries.

               It is possible to lose money on investments in the Funds. The fact that a fund had good performance in the past (for example, during the year ended 1999) is no assurance that the value of the Fund's investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.




                                                                   Prospectus  4

            PIMCO Capital Appreciation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Larger                 Capitalization Range
and           Seeks growth of      capitalization         At least $1 billion
Strategies    capital              common stocks

              Fund Category        Approximate            Dividend Frequency
              Blend Stocks         Number of Holdings     At least annually
                                   60-100

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with larger market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk       . Growth Securities Risk        . Credit Risk
           .  Issuer Risk       . Focused Investment Risk       . Management Risk
           .  Value Securities
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

5  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       17.41%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     23.73%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -14.22%

                                    [GRAPH]
                           1992               7.08%
                           1993              17.24%
                           1994              -4.64%
                           1995              36.61%
                           1996              26.29%
                           1997              33.72%
                           1998              17.18%
                           1999              22.19%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                   1 Year 5 Years (3/8/91)(/3/)
            --------------------------------------------------------------------
         Class A                                   15.47% 25.57%  18.84%
            --------------------------------------------------------------------
         Class B                                   16.31% 25.92%  18.89%
            --------------------------------------------------------------------
         Class C                                   20.32% 26.07%  18.72%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
            --------------------------------------------------------------------
         Lipper Multi-Cap Core Funds Average(/2/)  20.63% 23.01%  17.15%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
            -----------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
            -----------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Equity Income Fund

--------------------------------------------------------------------------------

Principal     Investment           Fund Focus             Approximate Capitalization Range
Investments   Objective            Income producing       More than
and           Seeks current        common stocks with     $2 billion
Strategies    income as a          potential for
              primary              capital                Dividend Frequency
              objective;           appreciation           Quarterly
              long-term
              growth of            Approximate Number
              capital is a         of Holdings
              secondary            40-50
              objective

              Fund Category
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest to a limited degree in convertible securities and preferred stocks.

             The Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The portfolio managers classify the universe by industry. They then identify the most undervalued stocks in each industry based mainly on relative P/E ratios, calculated both with respect to trailing operating earnings and forward earnings estimates. From this group of stocks, the Fund buys approximately 25 stocks with the highest dividend yields. The portfolio managers then screen the most undervalued companies in each industry by dividend yield to identify the highest yielding stocks in each industry. From this group, the Fund buys approximately 25 additional stocks with the lowest P/E ratios.

             In selecting stocks, the portfolio managers consider quantitative factors such as price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields, valuation relative to the overall market and trading liquidity. The portfolio managers may replace a stock when a stock within the same industry group has a considerably higher dividend yield or lower valuation than the Fund's current holding.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            .Foreign Investment Risk .Credit Risk
           . Issuer Risk            .Currency Risk           .Management Risk
           . Value Securities Risk  .Interest Rate Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

7  PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00 7.02%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4/1/99-
                                                            6/30/99)      16.00%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -10.98%

                                    [GRAPH]

                            1992            14.29%
                            1993             8.03%
                            1994            -2.00%
                            1995            32.94%
                            1996            21.00%
                            1997            30.88%
                            1998             8.03%
                            1999            -2.31%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                  1 Year  5 Years (3/8/91)(/3/)
            --------------------------------------------------------------------
         Class A                                   -7.67% 15.99%  13.09%
            --------------------------------------------------------------------
         Class B                                   -6.71% 16.26%  13.14%
            --------------------------------------------------------------------
         Class C                                   -3.81% 16.45%  12.97%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)                        21.04% 28.56%  19.75%
            --------------------------------------------------------------------
         Lipper Equity Income Funds Average(/2/)    3.62% 17.60%  14.24%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equities. It does not take into account sales charges.
            (3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.42%         1.12%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.42          1.87
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.42          1.87
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.02% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $658             $886             $1,133           $1,838            $658   $886   $1,133 $1,838
            -----------------------------------------------------------------------------------------------------------
         Class B       690              888              1,211            1,898             190    588    1,011  1,898
            -----------------------------------------------------------------------------------------------------------
         Class C       290              588              1,011            2,190             190    588    1,011  2,190
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

             PIMCO Global Innovation Fund

--------------------------------------------------------------------------------
Principal    Investment           Fund Focus             Approximate
Investments  Objective            Common stocks of       Capitalization Range
and          Seeks capital        U.S. and non-U.S.      More than $200
Strategies   appreciation;        technology-related     million
             no                   companies
             consideration                               Dividend Frequency
             is given to          Approximate Number     At least annually
             income               of Holdings
                                  30-60
             Fund Category
             Sector-Related
             Stocks

               The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. and non-U.S. companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in a particular business sector or industry.

               The portfolio manager selects stocks for the Fund using a
             "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

               Although the Fund invests principally in common stocks, the Fund may also invest in other types of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings (IPOs). The Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). Although the Fund invests primarily in securities traded principally in the securities markets of developed countries, the Fund has no other prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world, including in developing, or "emerging," markets. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for risk management or hedging purposes.

               In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal    Among the principal risks of investing in the Fund, which could
Risks        adversely affect its net asset value, yield and total return, are:

             . Market Risk      . Smaller Company Risk    . Currency Risk
             . Issuer Risk      . Liquidity Risk          . Focused Investment
             . Technology       . Derivatives Risk          Risk
               Related Risk     . Foreign Investment Risk . Leveraging Risk
             . Growth           . Emerging Markets Risk   . Credit Risk
               Securities Risk                            . Management Risk
             . IPO Risk


             Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The Fund commenced operations in December 1999 and does not yet Information have a full calendar year of performance. Thus, no bar chart or
             Average Annual Total Returns table is included for the Fund.



  PIMCO Funds: Multi-Manager Series
9

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual                  Net Fund
                      Advisory and/or Service    Other         Fund Operating Expense        Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses       Reduction(/3/) Expenses(/3/)
            ----------------------------------------------------------------------------------------------
         Class A      1.00%    0.25%             0.66%         1.91%          (0.06%)        1.85%
            ----------------------------------------------------------------------------------------------
         Class B      1.00     1.00              0.70          2.70           (0.10)         2.60
            ----------------------------------------------------------------------------------------------
         Class C      1.00     1.00              0.70          2.70           (0.10)         2.60
            ----------------------------------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.60% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.06%, 0.10% and 0.10% in organizational expenses ("Organizational Expenses") attributable to Class A, Class B, and Class C shares, respectively, during the most recent fiscal year.
            (3) Net Expenses reflect the effect of a contractual agreement by
                PIMCO Advisors to waive, reduce or reimburse its Administrative Fee for each class to the extent Annual Fund Operating Expenses exceeded, due to the payment of organizational and certain other expenses, 1.85% for Class A shares and 2.60% for Class B and Class C shares during the Fund's most recent (initial) fiscal year. Under the Expense Limitation Agreement, PIMCO Advisors may recoup these waivers and reimbursements (which do not continue after the Fund's initial fiscal year) in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.


            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $728             $1,099           $1,494           $2,594            $728   $1,099 $1,494 $2,594
            -----------------------------------------------------------------------------------------------------------
         Class B       763              1,107            1,577            2,646             263      807  1,377  2,646
            -----------------------------------------------------------------------------------------------------------
         Class C       363                807            1,377            2,919             263      807  1,377  2,919
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 10

            PIMCO Growth Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Larger                 Capitalization
and           Seeks long-term      capitalization         Range
Strategies    growth of            common stocks          At least $5 billion
              capital; income
              is an                Approximate Number     Dividend Frequency
              incidental           of Holdings            At least annually
              consideration        35-40

              Fund Category
              Growth Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $5 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk      .Foreign Investment Risk .Focused Investment Risk
           . Issuer Risk      .Currency Risk           .Credit Risk
           . Growth           .Technology Related Risk .Management Risk
             Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance Information
            The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (10/26/90) and Class B shares (5/23/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
11

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00 4.43%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     36.21%
                                                            --------------------
                                                            Lowest (7/1/90-
                                                            9/30/90)     -13.14%

                                    [GRAPH]

                            1990             0.29%
                            1991            41.88%
                            1992             2.08%
                            1993             9.32%
                            1994            -0.75%
                            1995            27.47%
                            1996            17.52%
                            1997            21.84%
                            1998            38.90%
                            1999            39.83%

                  Calendar Year End (through12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                        1 Year 5 Years 10 Years (2/24/84)(/3/)
            ------------------------------------------------------------------
         Class A                        33.33% 28.36%  18.99%   19.71%
            ------------------------------------------------------------------
         Class B                        34.78% 28.65%  19.06%   19.75%
            ------------------------------------------------------------------
         Class C                        38.83% 28.80%  18.77%   19.25%
            ------------------------------------------------------------------
         S&P 500 Index(/1/)             21.04% 28.56%  18.21%   18.60%
            ------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                  40.54% 29.41%  18.88%   17.74%
            ------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.50%    0.25%             0.41%         1.16%
            -----------------------------------------------------------------
         Class B      0.50     1.00              0.41          1.91
            -----------------------------------------------------------------
         Class C      0.50     1.00              0.41          1.91
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $662             $898             $1,153           $1,881            $662   $898   $1,153 $1,881
            -----------------------------------------------------------------------------------------------------------
         Class B       694              900              1,232            1,941             194    600    1,032  1,941
            -----------------------------------------------------------------------------------------------------------
         Class C       294              600              1,032            2,233             194    600    1,032  2,233
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Growth & Income Fund

--------------------------------------------------------------------------------
Principal     Investment         Fund Focus             Approximate
Investments   Objective          Medium and large       Capitalization
and           Seeks long-term    capitalization         Range
Strategies    growth of          common stocks          At least $1 billion
              capital;
              current income     Approximate Number     Dividend Frequency
              is a secondary     of Holdings            At least annually
              objective          40-60

              Fund Category
              Blend Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in securities of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

             When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

             When selecting securities for the Fund's "Income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment grade securities of varying maturities but may also include high yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Adviser to be of comparable quality.

             The Fund may invest up to 15% of its assets in foreign
            securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:
              . Market Risk          . Liquidity Risk     . Interest Rate Risk
              . Issuer Risk          . Foreign Investment . High Yield Risk
              . Growth Securities      Risk               . Credit Risk
                Risk                 . Currency Risk      . Management Risk
              . Value Securities     . Focused Investment
                Risk                   Risk
              . Smaller Company Risk . Technology Related Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Average Annual Total
            Returns table also shows estimated historical performance for Class A, B, and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page for periods prior to August 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000;
            the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

13 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       23.58%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     40.12%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30-98)     -11.53%
                  Calendar Year End (through 12/31)


                                    [GRAPH]

                                 Annual Return

                              95          31.72%
                              96          17.31%
                              97          16.22%
                              98          29.89%
                              99          51.81%

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                    Fund Inception
                                         1 Year       5 Years       (12/28/94)(/3/)
            -----------------------------------------------------------------------
         Institutional Class             51.81%       28.77%        28.72%
            -----------------------------------------------------------------------
         Class A                         42.90%       26.82%        26.77%
            -----------------------------------------------------------------------
         Class B                         45.99%       27.17%        27.20%
            -----------------------------------------------------------------------
         Class C                         49.30%       27.32%        27.27%
            -----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)      14.73%       23.05%        23.05%
            -----------------------------------------------------------------------
         Lipper Large-Cap Core Funds
          Average(/2/)                   22.77%       25.49%        25.49%
            -----------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Mid-Cap Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment) because PIMCO Advisors believes the Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Fund Average were 39.38%, 23.07% and 23.07%, respectively.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                     Total Annual
                      Advisory  and/or Service     Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees (/2/) Expenses(/3/) Expenses
            -------------------------------------------------------------------
         Class A      0.60%     0.25%              0.65%         1.50%
            -------------------------------------------------------------------
         Class B      0.60      1.00               0.65          2.25
            -------------------------------------------------------------------
         Class C      0.60      1.00               0.65          2.25
            -------------------------------------------------------------------

            (1) On August 1, 2000, the Fund's advisory fee rate decreased by
                0.03% to 0.60% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.15% in other expenses estimated to be attributable to the class during the current fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem your shares at the
                      end of each period                               Example: Assuming you do not redeem your shares
         Share Class  Year 1      Year 3      Year 5      Year 10      Year 1      Year 3      Year 5      Year 10
            ----------------------------------------------------------------------------------------------------------
         Class A      $694        $  998      $1,323      $2,242       $694        $998        $1,323      $2,242
            ----------------------------------------------------------------------------------------------------------
         Class B       728         1,003       1,405       2,301        228         703         1,205       2,301
            ----------------------------------------------------------------------------------------------------------
         Class C       328           703       1,205       2,585        228         703         1,205       2,585
            ----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 14

            PIMCO Innovation Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks of       Capitalization Range
and           Seeks capital        technology-related     More than $200
Strategies    appreciation;        companies              million
              no
              consideration        Approximate Number     Dividend Frequency
              is given to          of Holdings            At least annually
              income               40

              Fund
              Category
              Sector-Related
              Stocks


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or "innovative," technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor's (for example, companies classified as "Information Technology" companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify technology-related companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment are disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

             Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk         . Smaller Company Risk    . Currency Risk
           .  Issuer Risk         . Liquidity Risk          . Credit Risk
           .  Focused Investment  . Foreign Investment Risk . Management Risk
              Risk                . Technology Related Risk
           .  Growth Securities
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
            Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
15

            Calendar Year Total Returns -- Class A

                                                             More Recent
                                                             Return
                                                             Information
                                                             ------------------
                                                             1/1/00-
                                                             9/30/00     21.31%

                                                             Highest and
                                                             Lowest Quarter
                                                             Returns
                                                             (for periods
                                                             shown in the bar
                                                             chart)
                                                             ------------------
                                                             Highest (10/1/99-
                                                             12/31/99)   80.12%
                                                             ------------------
                                                             Lowest (1/1/97-
                                                             3/31/97)   -12.56%

                                                [GRAPH]

                                             Annual Return

                                          95          46.33%
                                          96          23.60%
                                          97           9.03%
                                          98          79.41%
                                          99         139.40%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                          Fund Inception
                                                          1 Year  5 Years (12/22/94)(/3/)
            -----------------------------------------------------------------------------
         Class A                                          126.24% 51.38%  51.01%
            -----------------------------------------------------------------------------
         Class B                                          133.51% 51.98%  51.65%
            -----------------------------------------------------------------------------
         Class C                                          137.44% 52.05%  51.68%
            -----------------------------------------------------------------------------
         S&P 500 Index(/1/)                                21.04% 28.56%  28.56%
            -----------------------------------------------------------------------------
         Lipper Science and Technology Fund Average(/2/)  135.19% 41.03%  41.03%
            -----------------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
            (3) The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.65%    0.25%             0.40%         1.30%
            -----------------------------------------------------------------
         Class B      0.65     1.00              0.40          2.05
            -----------------------------------------------------------------
         Class C      0.65     1.00              0.40          2.05
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                       Example: Assuming you do not
                  Example: Assuming you redeem your shares at the end of each period   redeem your shares
                  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -------------------------------------------------------------------------------------------------------
         Class A  $675             $939             $1,224           $2,032            $675   $939   $1,224 $2,032
            -------------------------------------------------------------------------------------------------------
         Class B   708              943              1,303            2,091             208    643    1,103  2,091
            -------------------------------------------------------------------------------------------------------
         Class C   308              643              1,103            2,379             208    643    1,103  2,379
            -------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks of       Capitalization Range
and           Seeks capital        foreign (non-U.S.)     More than $500
Strategies    appreciation         issuers                million
              through
              investment in        Approximate Number     Dividend Frequency
              an                   of Holdings            At least annually
              international        200-250
              portfolio;
              income is an
              incidental
              consideration

              Fund
              Category
              International
              Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks, which may or may not pay dividends. The Fund normally invests in securities traded principally in developed foreign securities markets, but may also invest up to 30% of its assets in developing or "emerging" markets. The Fund has no prescribed limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager uses a "top down" investment approach. He first determines regional and country weightings for the Fund by considering such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other financial, social, national and political factors. The Sub-Adviser's country specialists then select individual stocks to fill out the desired country weightings. In selecting stocks, the specialists analyze a broad range of company fundamentals, such as price-to-earnings, price-to-book value and price-to-cash flow ratios (value factors), earnings, dividend and profit growth (growth factors) and balance sheet strength and return on assets (quality factors). The portfolio manager sells stocks in order to adjust or rebalance the Fund's regional and country weightings or to replace companies with weakening fundamentals.

             The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts) primarily for risk management or hedging purposes. The Fund may also invest in equity securities other than common stocks (such as preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Foreign           .Value Securities Risk  .Focused Investment Risk
             Investment Risk   .Growth Securities Risk .Leveraging Risk
           . Emerging Markets  .Smaller Companies Risk .Credit Risk
             Risk              .Liquidity Risk         .Management Risk
           . Currency Risk     .Derivatives Risk
           . Market Risk
           . Issuer Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. The Fund had different sub-advisers during the periods prior to November 15, 1994 and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
17

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00      -18.87%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     21.58%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -22.16%

                                    [GRAPH]

                            1990           -15.50%
                            1991            19.92%
                            1992            -5.84%
                            1993            33.47%
                            1994            -8.16%
                            1995             5.79%
                            1996             5.76%
                            1997             1.85%
                            1998             8.27%
                            1999            27.00%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                            Fund Inception
                                    1 Year 5 Years 10 Years (8/25/86)(/3/)
            --------------------------------------------------------------
         Class A                    20.59%  8.96%   6.43%    8.17%
            --------------------------------------------------------------
         Class B                    21.97%  9.13%   6.49%    8.21%
            --------------------------------------------------------------
         Class C                    26.00%  9.40%   6.24%    7.83%
            --------------------------------------------------------------
         MSCI EAFE Index            27.31% 13.15%   7.34%   10.35%
            --------------------------------------------------------------
         Lipper International Fund
          Average(/2/)              40.76% 15.13%  10.28%   11.59%
            --------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East) ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and Asia. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 8/25/86. Index comparisons begin on 8/31/86.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                     Total Annual
                      Advisory and/or Service     Other         Fund Operating
         Share Class  Fees     (12b-1) Fees (/1/) Expenses(/2/) Expenses
            ------------------------------------------------------------------
         Class A      0.55%    0.25%              0.72%         1.52%
            ------------------------------------------------------------------
         Class B      0.55     1.00               0.73          2.28
            ------------------------------------------------------------------
         Class C      0.55     1.00               0.73          2.28
            ------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.65% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.07% in other expenses attributable to Class A shares during the most recent fiscal year and 0.08% in other expenses attributable to Class B and Class C shares during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                      Example: Assuming you redeem your shares at the
                      end of each period                               Example: Assuming you do not redeem your shares
         Share Class  Year 1      Year 3      Year 5      Year 10      Year 1      Year 3      Year 5      Year 10
            ----------------------------------------------------------------------------------------------------------
         Class A      $696        $1,004      $1,333      $2,263       $696        $1,004      $1,333      $2,263
            ----------------------------------------------------------------------------------------------------------
         Class B       731         1,012       1,420       2,329        231           712       1,220       2,329
            ----------------------------------------------------------------------------------------------------------
         Class C       331           712       1,220       2,615        231           712       1,220       2,615
            ----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 18

            PIMCO Mid-Cap Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Medium                 Capitalization
and           Seeks growth of      capitalization         Range
Strategies    capital              common stocks          More than $500
                                                          million (excluding
              Fund                 Approximate Number     the largest 200
              Category             of Holdings            companies)
              Blend Stocks         60-100
                                                          Dividend Frequency
                                                          At least annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with medium market capitalizations that have improving fundamentals (based on growth criteria) and whose stock is reasonably valued by the market (based on value criteria).

             In making investment decisions for the Fund, the portfolio management team considers companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies. The team screens the stocks in this universe for a series of growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time (earnings momentum) and the company's history of meeting earnings targets (earnings surprise), and also value criteria, such as price-to-earnings, price-to-book and price-to-cash flow ratios. The team then selects individual stocks by subjecting the top 10% of the stocks in the screened universe to a rigorous analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions. The Fund's capitalization criteria applies at the time of investment.

             The portfolio management team rescreens the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team looks to sell a stock when it falls below the median ranking, has negative earnings surprises, or shows poor price performance relative to all stocks in the Fund's capitalization range or to companies in the same business sector. A stock may also be sold if its weighting in the portfolio becomes excessive (normally above 2% of the Fund's investments).

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Market Risk  . Growth Securities Risk . Focused Investment Risk
           .  Issuer Risk  . Smaller Company Risk   . Credit Risk
           .  Value        . Liquidity Risk         . Management Risk
              Securities
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
19

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       27.80%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     22.92%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -14.50%

                                    [GRAPH]

                             1992           8.75%
                             1993          15.32%
                             1994          -2.75%
                             1995          36.76%
                             1996          22.87%
                             1997          33.62%
                             1998           7.46%
                             1999          12.54%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                                 1 Year 5 Years (8/26/91)(/3/)
            ------------------------------------------------------------------
         Class A                                  6.35% 20.74%  16.33%
            ------------------------------------------------------------------
         Class B                                  6.68% 21.03%  16.39%
            ------------------------------------------------------------------
         Class C                                 10.68% 21.22%  16.25%
            ------------------------------------------------------------------
         Russell Mid-Cap Index(/1/)              18.23% 21.85%  17.31%
            ------------------------------------------------------------------
         Lipper Mid-Cap Core Funds Average(/2/)  29.16% 21.12%  16.55%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Mid-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 8/26/91. Index comparisons begin on 8/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
            -----------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
            -----------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
            -----------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Opportunity Fund

--------------------------------------------------------------------------------
Principal     Investment            Fund                Approximate
Investments   Objective             Focus               Capitalization Range
and           Seeks capital         Smaller             Between $100
Strategies    appreciation;         capitalization      million and $2
              no                    common stocks       billion
              consideration
              is given to           Approximate Number  Dividend
              income                of Holdings         Frequency
                                    60-100              At least
              Fund                                      annually
              Category
              Growth Stocks




            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $100 million and $2 billion at the time of investment.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies and securities issued in initial public offerings
            (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk            . IPO Risk           . Technology Related
              . Issuer Risk            . Liquidity Risk       Risk
              . Growth Securities Risk . Foreign Investment . Focused Investment
              . Smaller Company Risk     Risk                 Risk
                                       . Currency Risk      . Credit Risk
                                                            . Management Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (12/17/90) and Class B shares (4/1/99), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements.
            Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
21

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00 5.06%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/99-
                                                            12/31/99)     45.70%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -25.78%

                                    [GRAPH]

                            1990            -7.34%
                            1991            68.08%
                            1992            28.46%
                            1993            36.16%
                            1994            -4.74%
                            1995            41.43%
                            1996            11.54%
                            1997            -4.75%
                            1998             1.29%
                            1999            63.99%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                   1 Year   5 Years   10 Years   (2/24/84)(/3/)
            -------------------------------------------------------------------
         Class A                   55.98%    19.60%   20.73%     19.37%
            -------------------------------------------------------------------
         Class B                   58.95%    19.90%   20.80%     19.40%
            -------------------------------------------------------------------
         Class C                   62.99%    20.09%   20.55%     18.93%
            -------------------------------------------------------------------
         Russell 2000 Index(/1/)   21.25%    16.69%   13.40%     12.49%
            -------------------------------------------------------------------
         Lipper Small-Cap Growth
          Funds Average(/2/)       61.78%    22.83%   18.12%     15.00%
            -------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 2/24/84. Index comparisons begin on 2/29/84.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.65%    0.25%             0.41%         1.31%
            -----------------------------------------------------------------
         Class B      0.65     1.00              0.41          2.06
            -----------------------------------------------------------------
         Class C      0.65     1.00              0.41          2.06
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $676             $942             $1,229           $2,042            $676   $942   $1,229 $2,042
            -----------------------------------------------------------------------------------------------------------
         Class B       709              946              1,308            2,102             209    646    1,108  2,102
            -----------------------------------------------------------------------------------------------------------
         Class C       309              646              1,108            2,390             209    646    1,108  2,390
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Renaissance Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued stocks     Capitalization Range
and           Seeks long-term      with improving         All capitalizations
Strategies    growth of            business
              capital and          fundamentals           Dividend Frequency
              income                                      At least annually
                                   Approximate Number
              Fund                 of Holdings
              Category             50-80
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Fund typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in common stocks of companies having below-average valuations whose business fundamentals, such as market share, strength of management and competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs).

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Foreign Investment Risk  . Credit Risk
           . Issuer Risk            . Currency Risk            . Management Risk
           . Value Securities Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class C shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A shares (2/1/91) and Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for those classes is based on the performance of the Fund's Class C shares. The prior Class C performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A and B shares. Prior to May 7, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
23

            Calendar Year Total Returns -- Class C

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       17.70%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/98-
                                                            12/31/98)     18.37%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -16.77%

                                    [GRAPH]

                            1990           -15.46%
                            1991            33.24%
                            1992             7.78%
                            1993            21.23%
                            1994            -5.05%
                            1995            27.61%
                            1996            24.40%
                            1997            34.90%
                            1998            10.72%
                            1999             9.02%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                Fund Inception
                                       1 Year  5 Years 10 Years (4/18/88)(/3/)
            ------------------------------------------------------------------
         Class A                        3.79%  20.45%  13.92%   13.45%
            ------------------------------------------------------------------
         Class B                        4.66%  20.70%  13.97%   13.49%
            ------------------------------------------------------------------
         Class C                        8.16%  20.92%  13.70%   13.15%
            ------------------------------------------------------------------
         Russell Mid-Cap Value
          Index(/1/)                   - 0.10% 18.00%  13.81%   14.53%
            ------------------------------------------------------------------
         Lipper Multi-Cap Value Funds
          Average(/2/)                  6.69%  18.32%  13.11%   13.67%
            ------------------------------------------------------------------

            (1) The Russell Mid-Cap Value Index is an unmanaged index that measures the performance of medium capitalization companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the index. The Russell Mid-Cap Value Index replaced the Russell 1000 Value Index (an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation) and the S&P 500 Index (an unmanaged index of large capitalization common stocks) as the Fund's comparative index because PIMCO Advisors believes the Russell Mid-Cap Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Years, 10 Years and Fund Inception average annual total returns of the Russell 1000 Value Index were 7.34%, 23.08%, 15.60% and 15.38%, respectively, and of the S&P 500 Index were 21.04%, 28.56%, 18.21% and 19.06%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time.
            (3) The Fund began operations on 4/18/88. Index comparisons begin on 4/30/88.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
            -----------------------------------------------------------------
         Class A      0.60%    0.25%             0.40%         1.25%
            -----------------------------------------------------------------
         Class B      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------
         Class C      0.60     1.00              0.40          2.00
            -----------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,038             203    627    1,078  2,038
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 24

            PIMCO Select Growth Fund

--------------------------------------------------------------------------------
Principal     Investment            Fund Focus          Approximate
Investments   Objective             Larger              Capitalization Range
and           Seeks long-term       capitalization      At least $10
Strategies    growth of             common stocks       billion
              capital; income
              is an incidental      Approximate Number  Dividend Frequency
              consideration         of Holdings         At least annually
                                    15-25
              Fund Category
              Growth Stocks


            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of 15 to 25 issuers.

             The portfolio manager selects stocks for the Fund using a
            "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund is "non-diversified," which means that it invests in a relatively small number of issuers.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

            . Market Risk          . Focused Investment Risk   . Currency Risk
            . Issuer Risk          . Growth Securities Risk    . Credit Risk
            . Technology Related   . Foreign Investment Risk   . Management Risk
              Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance
Information The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges (loads) paid by Institutional Class shares. The Average Annual
            Total Returns table also shows estimated historical performance for Class A, B and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page for periods prior to April 1, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.57% per annum); these results would have been lower had the Fund's current advisory fee rate (0.60% per annum) then been in effect. Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on April 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

25 PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       16.44%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/98-
                                                            12/31/98)     24.90%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -11.38%

                                    [GRAPH]

                                 Annual Return

                           1995              27.96%
                           1996              17.95%
                           1997              25.32%
                           1998              41.06%
                           1999              24.27%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                          1 Year     5 Years     (12/28/94)(/3/)
            --------------------------------------------------------------------
         Institutional Class              24.27%     27.09%      27.06%
            --------------------------------------------------------------------
         Class A                          16.97%     25.17%      25.14%
            --------------------------------------------------------------------
         Class B                          17.86%     25.50%      25.55%
            --------------------------------------------------------------------
         Class C                          21.86%     25.66%      25.63%
            --------------------------------------------------------------------
         S&P 500 Index(/1/)               21.04%     28.56%      28.56%
            --------------------------------------------------------------------
         Lipper Large-Cap Growth Funds
          Average(/2/)                    40.54%     29.41%      29.41%
            --------------------------------------------------------------------

            (1) The S&P 500 Index is an unmanaged index of large
                capitalization common stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
            ------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
            ------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
            ------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
            ------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                    Total Annual
                      Advisory  and/or Service    Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            ------------------------------------------------------------------
         Class A      0.60%     0.25%             0.40%         1.25%
            ------------------------------------------------------------------
         Class B      0.60      1.00              0.40          2.00
            ------------------------------------------------------------------
         Class C      0.60      1.00              0.40          2.00
            ------------------------------------------------------------------

            (1) On April 1, 2000, the Fund's advisory fee rate increased by
                0.03%, to 0.60% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
            -----------------------------------------------------------------------------------------------------------
         Class A      $670             $925             $1,199           $1,978            $670   $925   $1,199 $1,978
            -----------------------------------------------------------------------------------------------------------
         Class B       703              927              1,278            2,038             203    627    1,078  2,038
            -----------------------------------------------------------------------------------------------------------
         Class C       303              627              1,078            2,327             203    627    1,078  2,327
            -----------------------------------------------------------------------------------------------------------

                                                                   Prospectus 26

            PIMCO Allianz Select International Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Common stocks          Capitalization
and           Seeks capital        of non-U.S.            Range
Strategies    appreciation         issuers                More than $1
                                                          billion
              Fund Category        Approximate Number
              International        of Holdings            Dividend
              Stocks               30-60                  Frequency
                                                          At least
                                                          annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in an international portfolio of common stocks and other equity securities of companies located outside of the United States. Although the Fund normally invests in issuers from at least five different countries, it may at times invest in fewer than five countries, or even a single country. The Fund typically invests in approximately 30 to 60 stocks. Although the Fund invests primarily in developed market countries, it may also invest in developing, or "emerging," markets. The Fund has no other limits on geographic asset distribution and may invest in any foreign securities market in the world. The Fund may also invest in securities of foreign issuers traded on U.S. securities markets, but will normally not invest in U.S. issuers. The Fund invests most of its assets in foreign securities which trade in currencies other than the U.S. dollar and may invest directly in foreign currencies.

             The portfolio manager selects securities for the Fund using a research-driven "bottom-up" approach that seeks to utilize the Sub-Adviser's global research capabilities to identify companies with above-average long-term growth prospects and attractive valuations and that possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The portfolio manager seeks to select those stocks with the best long-term performance expectations, using a broad range of company fundamentals, such as long-term growth prospects, price-to-earnings ratios and other valuation measures, dividend and profit growth, balance sheet strength and return on assets. The portfolio managers sell stocks in order to adjust or rebalance the Fund's portfolio and to replace companies with weakening fundamentals.

             The Fund may invest a substantial portion of its assets in the securities of small and medium capitalization companies. The Fund may utilize foreign currency exchange contracts and derivative instruments (such as stock index futures contracts), primarily for portfolio management and hedging purposes. The Fund may to a limited degree invest in equity securities other than common stocks (such as equity-linked securities, preferred stocks and convertible securities) and may invest up to 10% of its assets in other investment companies. In response to unfavorable market and other conditions, the Funds may make temporary investments of some or all of its assets in foreign and domestic fixed income securities and in equity securities of U.S. issuers. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           .  Foreign      .  Growth Securities Risk .  Focused Investment Risk
              Investment   .  Value Securities Risk  .  Leveraging Risk
              Risk         .  Smaller Company Risk   .  Credit Risk
           .  Emerging     .  Liquidity Risk         .  Management Risk
              Market Risk  .  Derivatives Risk
           .  Currency
              Risk
           .  Market Risk
           .  Issuer Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares, which are offered in a different prospectus. This is because the Fund did not offer Class A, B or C shares during the periods shown. Although Institutional Class and Class A, B and C shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B or C performance because of the lower expenses and no sales charges paid by Institutional Class shares. The Average Annual Total
            Returns table also shows estimated historical performance for Class A, B, and C shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance information on the next page for periods prior to May 8, 2000 reflects the Fund's advisory fee rate in effect prior to that date (0.85% per annum), which is higher than the current rate (0.75% per annum). Prior to November 1, 2000, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on November 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
27

            Calendar Year Total Returns -- Institutional Class

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00      -14.71%


                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/01/99-
                                                            12/31/99)     47.11%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -17.79%
                                    [GRAPH]

                                 1998   39.40%
                                 1999  109.71%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                  Fund Inception
                                                    1 Year        (12/28/97)(/3/)
            ---------------------------------------------------------------------
         Institutional Class                        109.71%       70.98%
            ---------------------------------------------------------------------
         Class A                                     97.43%       65.57%
            ---------------------------------------------------------------------
         Class B                                    102.44%       67.91%
            ---------------------------------------------------------------------
         Class C                                    106.44%       69.10%
            ---------------------------------------------------------------------
         MSCI EAFEIndex(/1/)                         27.30%       23.77%
            ---------------------------------------------------------------------
         Lipper International Fund Average(/2/)      40.76%       25.87%
            ---------------------------------------------------------------------

            (1) The Morgan Stanley Capital International EAFE (Europe,
                Australasia, Far East ("MSCI EAFE") Index is a widely recognized, unmanaged index of issuers in countries of Europe, Australia and the Far East. It is not possible to invest directly in the index.
            (2) The Lipper International Fund Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest their assets in securities whose primary trading markets are outside of the United States. It does not take into account sales charges.
            (3) The Fund began operations on 12/31/97. Index comparisons begin on 12/31/97.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund

            Shareholder Fees (fees paid directly from your investment)

                                                                             Maximum Contingent Deferred
                                                                             Sales Charge (Load) (as a
                            Maximum Sales Charge (Load) Imposed              percentage of original
                            on Purchases (as a percentage of offering price) purchase price)
            --------------------------------------------------------------------------------------------
         Class A            5.50%                                            1%(/1/)
            --------------------------------------------------------------------------------------------
         Class B            None                                             5%(/2/)
            --------------------------------------------------------------------------------------------
         Class C            None                                             1%(/3/)
            --------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                Distribution                    Total Annual
                      Advisory  and/or Service    Other         Fund Operating
         Share Class  Fees(/1/) (12b-1) Fees(/2/) Expenses(/3/) Expenses
            ------------------------------------------------------------------
         Class A      0.75%     0.25%             0.70%         1.70%
            ------------------------------------------------------------------
         Class B      0.75      1.00              0.70          2.45
            ------------------------------------------------------------------
         Class C      0.75      1.00              0.70          2.45
            ------------------------------------------------------------------

            (1) On May 8, 2000, the Fund's advisory fee rate decreased by
                0.10%, to 0.75% per annum.
            (2) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (3) Other Expenses reflects a 0.70% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                  Example: Assuming you redeem your shares              Example: Assuming you do not
                           at the end of each period                             redeem your shares
                    Year 1       Year 3       Year 5       Year 10      Year 1       Year 3      Year 5     Year 10
            -------------------------------------------------------------------------------------------------------
         Class A    $713         $1,056       $1,422       $2,448       $  713       $1,056      $1,422     $2,448
            -------------------------------------------------------------------------------------------------------
         Class B     748          1,064        1,506        2,507          248          764       1,306      2,507
            -------------------------------------------------------------------------------------------------------
         Class C     348            764        1,306        2.786          248          764       1,306      2,786
            -------------------------------------------------------------------------------------------------------


                                                                   Prospectus 28

            PIMCO Small-Cap Value Fund

--------------------------------------------------------------------------------
Principal     Investment           Fund Focus             Approximate
Investments   Objective            Undervalued smaller    Capitalization Range
and           Seeks long-term      capitalization         Between $100
Strategies    growth of            common stocks          million and$1.5
              capital and                                 billion
              income               Approximate Number
                                   of Holdings            Dividend Frequency
              Fund                 100                    At least annually
              Category
              Value Stocks

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of between $100 million and $1.5 billion at the time of investment and below average P/E ratios relative to the market and their respective industry groups. To achieve income, the Fund invests a portion of its assets in income-producing (or dividend-paying) common stocks.

             The Fund's initial selection universe consists of approximately
            4,500 stocks of companies within the Fund's capitalization range. The portfolio managers screen this universe to identify approximately 500 undervalued stocks representing approximately 160 industry groups. This screening process is based on a number of valuation factors, including P/E ratios (calculated both with respect to trailing operating earnings and forward earnings estimates) and price-to-sales, price-to-book value, and price-to-cash flow ratios. These factors are considered both on a relative basis (compared to other stocks in the same industry group) and on an absolute basis (compared to the overall market).

             From this narrowed universe, the portfolio managers select approximately 100 stocks for the Fund, each of which has close to equal weighting in the portfolio. They select stocks based on a quantitative analysis of factors including price momentum (based on changes in stock price relative to changes in overall market prices), earnings momentum (based on analysts' earnings per share estimates and revisions to those estimates), relative dividend yields and trading liquidity. The portfolio is also structured to have a maximum weighting of no more than 10% in any one industry. The portfolio managers may replace a stock if its market capitalization becomes excessive, if its valuation exceeds the average valuation of stocks represented in the S&P 500 Index, or when a stock within the same industry group has a considerably lower valuation than the Fund's current holding.

             Under normal circumstances, the Fund intends to be fully invested in common stocks (aside from certain cash management practices). The Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

           . Market Risk            . Smaller Company Risk     . Credit Risk
           . Issuer Risk            . Liquidity Risk           . Management Risk
           . Value Securities Risk  . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/20/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Past performance is no guarantee of future results.

29PIMCO Funds: Multi-Manager Series

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            -------------------
                                                            1/1/00-
                                                            9/30/00      10.65%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            -------------------
                                                            Highest (4/1/99-
                                                            6/30/99)     16.28%
                                                            -------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)    -18.71%

                                    [GRAPH]

                             1992           18.27%
                             1993           13.39%
                             1994           -4.07%
                             1995           24.98%
                             1996           27.22%
                             1997           34.47%
                             1998           -9.48%
                             1999           -6.82%


                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                         1 Year      5 Years     (9/30/91)(/3/)
         ----------------------------------------------------------------------
         Class A                         -11.95%     11.25%      10.77%
         ----------------------------------------------------------------------
         Class B                         -12.08%     11.42%      10.83%
         ----------------------------------------------------------------------
         Class C                         - 8.39%     11.69%      10.71%
         ----------------------------------------------------------------------
         Russell 2000 Index(/1/)          21.25%     16.69%      14.97%
         ----------------------------------------------------------------------
         Lipper Small-Cap Value Funds
          Average(/2/)                     5.87%     13.76%      13.08%
         ----------------------------------------------------------------------

            (1) The Russell 2000 Index is a capitalization weighted broad based index of 2,000 small capitalization U.S. stock. It is not possible to invest directly in the index.
            (2) The Lipper Small-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. It does not take into account sales charges.
            (3) The Fund began operations on 9/30/91. Index comparisons begin on 10/1/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)


                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.60%    0.25%             0.41%         1.26%
         --------------------------------------------------------------------
         Class B      0.60     1.00              0.41          2.01
         --------------------------------------------------------------------
         Class C      0.60     1.00              0.41          2.01
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributed to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $671             $928             $1,204           $1,989            $671   $928   $1,204 $1,989
         --------------------------------------------------------------------------------------------------------------
         Class B       704              930              1,283            2,048             204    630    1,083  2,048
         --------------------------------------------------------------------------------------------------------------
         Class C       304              630              1,083            2,338             204    630    1,083  2,338
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Target Fund

--------------------------------------------------------------------------------
Principal     Investment          Fund Focus            Approximate
Investments   Objective           Medium                Capitalization Range
and           Seeks capital       capitalization        Between $1
Strategies    appreciation; no    common stocks         billion and $10
              consideration is                          billion
              given to income

              Fund Category       Approximate Number    Dividend Frequency
              Growth Stocks       of Holdings           At least
                                  40-60                 annually

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of between $1 billion and $10 billion at the time of investment.

             The portfolio managers select stocks for the Fund using a
            "growth" style. The portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

             In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              .Market Risk          .Liquidity Risk     .Focused Investment
              .Issuer Risk          .Foreign Investment  Risk
              .Growth Securities     Risk               .Credit Risk
               Risk                 .Currency Risk      .Management Risk
              .Smaller Company Risk .Technology Related
                                     Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund's
            Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class
            B shares. Prior to March 6, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
31

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       40.50%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     53.05%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -13.15%

                                    [GRAPH]

                            1993            24.52%
                            1994             3.09%
                            1995            30.31%
                            1996            15.68%
                            1997            15.44%
                            1998            23.27%
                            1999            66.25%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                 Fund Inception
                                          1 Year     5 Years     (12/17/92)(/3/)
         -----------------------------------------------------------------------
         Class A                          57.10%     28.28%      24.13%
         -----------------------------------------------------------------------
         Class B                          60.05%     28.62%      24.19%
         -----------------------------------------------------------------------
         Class C                          64.05%     28.77%      24.19%
         -----------------------------------------------------------------------
         S&P Mid-Cap 400 Index(/1/)       14.73%     23.05%      17.55%
         -----------------------------------------------------------------------
         Lipper Multi-Cap Growth Funds
          Average(/2/)                    57.98%     28.51%      20.93%
         -----------------------------------------------------------------------

            (1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Multi-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges without concentrating in any one market capitalization range over an extended period of time. Companies with market capitalizations of less than $5 billion at the time of investment. It does not take into account sales charges.
            (3) The Fund began operations on 12/17/92. Index comparisons begin on 12/31/92.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.55%    0.25%             0.41%         1.21%
         --------------------------------------------------------------------
         Class B      0.55     1.00              0.41          1.96
         --------------------------------------------------------------------
         Class C      0.55     1.00              0.41          1.96
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares

         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $667             $913             $1,178           $1,935            $667   $913   $1,178 $1,935
         --------------------------------------------------------------------------------------------------------------
         Class B       699              915              1,257            1,995             199    615    1,057  1,995
         --------------------------------------------------------------------------------------------------------------
         Class C       299              615              1,057            2,285             199    615    1,057  2,285
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Tax-Efficient Equity Fund

--------------------------------------------------------------------------------
Principal     Investment             Fund Focus           Approximate
Investments   Objective              A portion of the     Capitalization Range
and           Seeks maximum          common stocks        More than $5
Strategies    after-tax growth       represented in       billion
              of capital             the S&P 500 Index

              Fund Category          Approximate Number   Dividend Frequency
              Enhanced Index         of Holdings          Atleast
                                     More than 200        annually

            The Fund attempts to provide a total return which exceeds the return of the S&P 500 Index by investing in a broadly diversified portfolio of at least 200 common stocks. The Fund also attempts to achieve higher after-tax returns for its shareholders by using a variety of tax-efficient management strategies.

             The Fund seeks to achieve its investment objective by normally investing at least 95% of its assets in stocks represented in the S&P 500 Index. The Fund's portfolio is designed to have certain characteristics that are similar to those of the index, including such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity and market price-to-book value ratio. The Fund's return is intended to correlate highly with the return of the S&P 500 Index, but the portfolio managers attempt to produce a higher total return than the index by selecting a portion of the stocks represented in the index using the quantitative techniques described below. The portfolio managers also use these techniques to make sell decisions. Notwithstanding these strategies, there is no assurance that the Fund's investment performance will equal or exceed that of the S&P 500 Index.

             The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

             Quantitative Techniques. The portfolio managers use a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential. They analyze factors such as growth of sustainable earnings and dividend behavior. Stocks in the top 50% of the model's ranking are considered for purchase by the Fund. The Fund looks to sell stocks selected from the bottom 20% of the model's ranking based on cost, current market value and anticipated benefit of replacement. The portfolio managers' sell discipline also focuses on reducing realized capital gains as indicated below.

             Tax-Efficient Strategies. The portfolio managers utilize a range of active tax management strategies designed to minimize the Fund's taxable distributions, including low portfolio turnover and favoring investments in low-dividend, growth-oriented companies. The portfolio managers also identify specific shares of stock to be sold that have the lowest tax cost. When prudent, stocks are also sold to realize capital losses in order to offset realized capital gains. In limited circumstances, the Fund may also distribute appreciated securities to shareholders to meet redemption requests so as to avoid realizing capital gains. Despite the use of these tax-efficient strategies, the Fund may realize gains and shareholders will incur tax liability from time to time.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

              . Market Risk           . Growth Securities Risk . Credit Risk
              . Issuer Risk           . Leveraging Risk        . Management Risk
              . Value Securities Risk . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
33

            Calendar Year Total Returns -- Class A

                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-9/30/00
                                                            2.67%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (10/1/99-
                                                            12/31/99)     14.98%
                                                            --------------------
                                                            Lowest (7/1/99-
                                                            9/30/99)      -7.25%

                                    [GRAPH]

                               1999       17.38%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                                   Fund Inception
                                                      1 Year       (7/10/98)(/3/)
         ------------------------------------------------------------------------
         Class A                                      10.95%       11.10%
         ------------------------------------------------------------------------
         Class B                                      11.49%       11.99%
         ------------------------------------------------------------------------
         Class C                                      15.49%       14.54%
         ------------------------------------------------------------------------
         S&P 500 Index(/1/)                           21.04%       20.42%
         ------------------------------------------------------------------------
         Lipper Large-Cap Core Funds Average(/2/)     22.77%       20.65%
         ------------------------------------------------------------------------

            (1) The S&P 500 index is an unmanaged index of large capitalization
                U.S. stocks. It is not possible to invest directly in the index.
            (2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges.
            (3) The Fund began operations on 7/10/98. Index comparisons begin on 6/30/98.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
         --------------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
         --------------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
         --------------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            PIMCO Value Fund

--------------------------------------------------------------------------------
Principal     Investment            Fund Focus            Approximate Capitali-
Investments   Objective             Undervalued           zation Range
and           Seeks long-term       larger                More than $5
Strategies    growth of             capitalization        billion
              capital and           stocks with
              income                improving             Dividend Frequency
                                    fundamentals          At least
              Fund Category                               annually
              Value Stocks          Approximate
                                    Number of
                                    Holdings
                                    40

            The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of more than $5 billion at the time of investment and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund invests a portion of its assets in income-producing (e.g., dividend-paying) common stocks.

             The portfolio manager selects stocks for the Fund using a "value"
            style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company's business fundamentals are weakening or when the stock's valuation has become excessive.

             The Fund may also invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

--------------------------------------------------------------------------------
Principal   Among the principal risks of investing in the Fund, which could
Risks       adversely affect its net asset value, yield and total return, are:

             . Market Risk           . Foreign Investment Risk . Credit Risk
             . Issuer Risk           . Currency Risk           . Management Risk
             . Value Securities Risk . Focused Investment Risk

            Please see "Summary of Principal Risks" following the Fund Summaries for a description of these and other risks of investing in the Fund.

--------------------------------------------------------------------------------
Performance The top of the next page shows summary performance information for Information the Fund in a bar chart and an Average Annual Total Returns table.
            The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges.
            For periods prior to the inception of Class A, B and C shares (1/13/97), performance information shown in the bar chart and tables for those classes is based on the performance of the Fund's Institutional Class shares, which are offered in a different prospectus. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average
            Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. Past performance is no guarantee of future results.

  PIMCO Funds: Multi-Manager Series
35

            Calendar Year Total Returns -- Class A


                                                            More Recent Return
                                                            Information
                                                            --------------------
                                                            1/1/00-
                                                            9/30/00       12.85%

                                                            Highest and Lowest
                                                            Quarter Returns
                                                            (for periods shown
                                                            in the bar chart)
                                                            --------------------
                                                            Highest (4/1/99-
                                                            6/30/99)      17.73%
                                                            --------------------
                                                            Lowest (7/1/98-
                                                            9/30/98)     -13.27%

                                    [GRAPH]

                             1992          12.70%
                             1993          15.94%
                             1994          -4.46%
                             1995          38.37%
                             1996          19.87%
                             1997          25.71%
                             1998           9.76%
                             1999           3.81%

                  Calendar Year End (through 12/31)

            Average Annual Total Returns (for periods ended 12/31/99)

                                                               Fund Inception
                                               1 Year  5 Years (12/30/91)(/3/)
         ---------------------------------------------------------------------
         Class A                                -1.90% 17.55%  13.84%
         ---------------------------------------------------------------------
         Class B                                -1.16% 17.80%  13.91%
         ---------------------------------------------------------------------
         Class C                                2.21%  18.02%  13.81%
         ---------------------------------------------------------------------
         Russell 1000 Value Index (/1/)         7.34%  23.08%  17.85%
         ---------------------------------------------------------------------
         Lipper Multi-Cap Value Funds Average
          (/2/)                                 6.69%  18.32%  14.24%
         ---------------------------------------------------------------------

            (1) The Russell 1000 Value Index is an unmanaged index that measures the performance of companies in the Russell 1000 Index considered to have less than average growth orientation. It is not possible to invest directly in the index. The Russell 1000 Value Index replaced the S&P 500 Index (an unmanaged index of large capitalization common stocks.) as the Fund's comparative index because PIMCO Advisors believes that the Russell 1000 Value Index is more representative of the Fund's investment strategies. For periods ended December 31, 1999, the 1 Year, 5 Year and Fund Inception average annual total returns of the S&P 500 Index were 21.04%, 28.56% and 19.70%, respectively.
            (2) The Lipper Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest in companies with a variety of capitalization ranges, without concentrating in any one market capitalization range over an extended period of time. It does not take into account sales charges.
            (3) The Fund began operations on 12/30/91. Index comparisons begin on 12/31/91.

--------------------------------------------------------------------------------
Fees and    These tables describe the fees and expenses you may pay if you buy
Expenses    and hold Class A, B or C shares of the Fund:
of the
Fund        Shareholder Fees (fees paid directly from your investment)

                  Maximum Sales Charge (Load) Imposed              Maximum Contingent Deferred Sales Charge (Load)
                  on Purchases (as a percentage of offering price) (as a percentage of original purchase price)
         ---------------------------------------------------------------------------------------------------------
         Class A  5.50%                                            1%(/1/)
         ---------------------------------------------------------------------------------------------------------
         Class B  None                                             5%(/2/)
         ---------------------------------------------------------------------------------------------------------
         Class C  None                                             1%(/3/)
         ---------------------------------------------------------------------------------------------------------

            (1) Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
            (2) The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B Shares."
            (3) The CDSC on Class C shares is imposed only on shares redeemed in the first year.

            Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                               Distribution                    Total Annual
                      Advisory and/or Service    Other         Fund Operating
         Share Class  Fees     (12b-1) Fees(/1/) Expenses(/2/) Expenses
         --------------------------------------------------------------------
         Class A      0.45%    0.25%             0.41%         1.11%
         --------------------------------------------------------------------
         Class B      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------
         Class C      0.45     1.00              0.41          1.86
         --------------------------------------------------------------------

            (1) Due to the 12b-1 distribution fee imposed on Class B and Class
                C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
            (2) Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.01% in other expenses attributable to that class during the most recent fiscal year.

            Examples. The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

                                                                                           Example: Assuming you do not
                      Example: Assuming you redeem your shares at the end of each period   redeem your shares
         Share Class  Year 1           Year 3           Year 5           Year 10           Year 1 Year 3 Year 5 Year 10
         --------------------------------------------------------------------------------------------------------------
         Class A      $657             $883             $1,128           $1,827            $657   $883   $1,128 $1,827
         --------------------------------------------------------------------------------------------------------------
         Class B       689              885              1,206            1,887             189    585    1,006  1,887
         --------------------------------------------------------------------------------------------------------------
         Class C       289              585              1,006            2,180             189    585    1,006  2,180
         --------------------------------------------------------------------------------------------------------------

                                                                   Prospectus

            Summary of Principal Risks

            The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by a Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective.

Market      The market price of securities owned by a Fund may go up or down,
Risk        sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer      The value of a security may also decline for a number of reasons
Risk        which directly relate to the issuer, such as management
            performance, financial leverage and reduced demand for the issuer's goods or services.

Value       Each Fund may invest in companies that may not be expected to
Securities  experience significant earnings growth, but whose securities its
Risk        portfolio manager believes are selling at a price lower than their true value. The Capital Appreciation, Equity Income, Growth &
            Income, International, Mid-Cap, Renaissance, Allianz Select
            International, Small-Cap Value, Tax-Efficient Equity and Value
            Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth      Each Fund may invest in equity securities of companies that its
Securities  portfolio manager believes will experience relatively rapid
Risk        earnings growth. The Capital Appreciation, Global Innovation,
            Growth, Growth & Income, Innovation, International Mid-Cap,
            Opportunity, Select Growth, Allianz Select International, Target and Tax-Efficient Equity Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller     The general risks associated with equity securities and liquidity
Company     risk are particularly pronounced for securities of companies with
Risk        smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.
            The Global Innovation, Innovation, Opportunity and Small-Cap Value
            Funds generally have substantial exposure to this risk. The Growth
            & Income, Mid-Cap, Allianz Select International and Target Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies.

IPO Risk The Funds, particularly the Global Innovation Fund, may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the

37 PIMCO Funds: Multi-Manager Series
            companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Liquidity   All of the Funds are subject to liquidity risk. Liquidity risk
Risk        exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives All Funds except the Capital Appreciation, Mid-Cap and Small-Cap
Risk Value Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under "Characteristics and Risks of Securities and Investment Techniques--Derivatives" in this Prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund's use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector      In addition to other risks, Funds that invest a substantial
Specific    portion of their assets in related industries (or "sectors") may
Risks       have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

            Technology Related Risk. Because the Global Innovation and Innovation Funds concentrate their investments in companies which utilize innovative technologies, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories. Other Funds may also be subject to these risks to the extent they invest their assets in technology or technology-related companies.

Foreign     A Fund that invests in foreign securities, and particularly the
(non-       Global Innovation, International and Allianz Select International
U.S.)       Funds, may experience more rapid and extreme changes in value than
Investment  Funds that invest exclusively in securities of U.S. issuers or
Risk        securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S.
            issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S.
            standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund, such as the Global
            Innovation, International or Allianz Select International Fund, invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions
            (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

                                                                   Prospectus 38

Emerging    Foreign investment risk may be particularly high to the extent
Markets     that a Fund invests in emerging market securities of issuers based
Risk        in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries. The Global Innovation, International and Allianz Select International Funds may invest significant portions of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under "Foreign
            (non-U.S.) Investment Risk") are generally more pronounced with respect to investments in emerging market countries.

Currency    Funds that invest directly in foreign currencies or in securities
Risk        that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Global Innovation, International and Allianz Select International Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused     Focusing Fund investments in a small number of issuers, industries
Investment  or foreign currencies or regions increases risk. Funds, such as
Risk        the Select Growth Fund, that are "non-diversified" because they invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks.
            The Global Innovation, International and Allianz Select
            International Funds may be subject to increased risk to the extent that they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.
            Similarly, the Global Innovation and Innovation Funds are vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because these Funds normally "concentrate" their investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging  Leverage, including borrowing, will cause the value of a Fund's
Risk        shares to be more volatile than if the Fund did not use leverage.
            This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The Funds, and in particular the Global Innovation, International and Tax-Efficient Equity Funds, may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Interest    To the extent that Funds purchase fixed income securities for
Rate Risk   investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Growth & Income Fund is particularly sensitive to this risk because it may invest in interest rate sensitive securities such as corporate bonds.

             As interest rates rise, the value of fixed income securities in a
            Fund's portfolio are likely to decrease. Securities with longer "durations" (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

39 PIMCO Funds: Multi-Manager Series

Credit      All of the Funds are subject to credit risk. This is the risk that
Risk        the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

High        Funds that invest in high yield securities and unrated securities
Yield       of similar quality (commonly known as "junk bonds") may be subject
Risk        to greater levels of interest rate, credit and liquidity risk than
            Funds that do not invest in such securities. The Growth & Income
            Fund is particularly susceptible to this risk. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund's ability to sell them.

Management  Each Fund is subject to management risk because it is an actively
Risk managed investment portfolio. PIMCO Advisors, the Sub-Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.
                                                                   Prospectus 40

            Management of the Funds

Investment  PIMCO Advisors serves as the investment adviser and the
Adviser     administrator (serving in its capacity as administrator, the
and         "Administrator") for the Funds. Subject to the supervision of the
Admini-     Board of Trustees, PIMCO Advisors is responsible for managing,
strator     either directly or through others selected by it, the investment activities of the Funds and the Funds' business affairs and other administrative matters.

             PIMCO Advisors is located at 800 Newport Center Drive, Newport
            Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2000, PIMCO Advisors and its subsidiary partnerships had approximately $272 billion in assets under management.

             PIMCO Advisors has retained investment management firms ("Sub-
            Advisers") to manage each Fund's investments, except that the PIMCO Equity Advisors division of PIMCO Advisors manages the investments of the Equity Income, Global Innovation, Growth, Growth & Income, Innovation, Opportunity, Renaissance, Select Growth, Target and Value Funds. (PIMCO Equity Advisors is also referred to as a "Sub-Adviser" in this capacity.) See "Sub-Advisers" below.

             PIMCO Advisors has retained its affiliate, Pacific Investment
            Management Company LLC ("Pacific Investment Management Company"), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory    Each Fund pays PIMCO Advisors fees in return for providing or
Fees        arranging for the provision of investment advisory services. In the case of Funds for which PIMCO Advisors has retained a separate
            Sub-Adviser, PIMCO Advisors (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

             For the fiscal year ended June 30, 2000, the Funds paid monthly advisory fees to PIMCO Advisors at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):


         Fund                                            Advisory Fees
         ---------------------------------------------------------------------
         Capital Appreciation, Equity Income, Mid-Cap,
          Tax-Efficient Equity and Value Funds               0.45%
         Growth Fund                                         0.50%
         International and Target Funds                      0.55%
         Renaissance, Select Growth and Small-Cap Value
          Funds                                              0.60%*
         Growth & Income Fund                                0.63%*
         Innovation and Opportunity Funds                    0.65%
         Allianz Select International Fund                   0.75%*

            * On April 1, 2000, the advisory fee rate for the Select Growth
              Fund increased from 0.57% to 0.60% per annum. On May 8, 2000, the advisory fee rate for the Allianz Select International Fund decreased from 0.85% to 0.75% per annum. On August 1, 2000, the advisory fee rate for the Growth & Income Fund decreased from 0.63% to 0.60% per annum.

             The Global Innovation Fund was not operational during the entire fiscal year ended June 30, 2000. The annual investment advisory fee rate payable by this Fund is 1.00% (stated as a percentage of the average daily net assets of the Fund).

Admini-     Each Fund pays for the administrative services it requires under a
strative    fee structure which is essentially fixed. Class A, Class B and
Fees        Class C shareholders of each Fund pay an administrative fee to
            PIMCO Advisors, computed as a percentage of the Fund's assets attributable in the aggregate to those classes of shares. PIMCO
            Advisors, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust's disinterested Trustees.

41 PIMCO Funds: Multi-Manager Series

             Class A, B and C shareholders of the Funds pay PIMCO Advisors monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares):


         Fund                               Administrative Fees*
         -----------------------------------------------------------
         Allianz Select International Fund          0.70%
         International Fund                         0.65%
         Global Innovation Fund                     0.60%
         Growth & Income Fund                       0.50%
         All Other Funds                            0.40%

            * The Administrative Fee rate for each Fund is subject to a reduction of 0.05% per year on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.

Sub-        Each Sub-Adviser has full investment discretion and makes all
Advisers    determinations with respect to the investment of a Fund's assets.
            The following provides summary information about each Sub-Adviser, including the Fund(s) it manages.

         Sub-Adviser*              Funds
         ------------------------------------------------------------------------------------
         PIMCO Equity Advisors     Equity Income, Global Innovation, Growth, Growth & Income,
         division of PIMCO         Innovation, Opportunity, Renaissance, Select Growth,
         Advisors                  Target and Value
         ("PIMCO Equity
         Advisors")
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105
         ------------------------------------------------------------------------------------
         PIMCO/Allianz             Allianz Select International
         International Advisors
         LLC ("PAIA")
         1345 Avenue of the
         Americas, 50th Floor
         New York, NY 10105
         ------------------------------------------------------------------------------------
         Cadence Capital           Capital Appreciation and Mid-Cap
         Management ("Cadence")
         Exchange Place, 53 State
         Street
         Boston, MA 02109
         ------------------------------------------------------------------------------------
         NFJ Investment Group      Small-Cap Value
         ("NFJ")
         2121 San Jacinto, Suite
         1840
         Dallas, TX 75201
         ------------------------------------------------------------------------------------
         Parametric Portfolio      Tax-Efficient Equity
         Associates
         ("Parametric")
         7310 Columbia Center,
         701 Fifth Avenue
         Seattle, WA 98104
         ------------------------------------------------------------------------------------
         Blairlogie Capital        International
         Management
         ("Blairlogie")
         4th Floor, 125 Princes
         Street
         Edinburgh EH2 4AD,
         Scotland

            * PIMCO Equity Advisors is a division of PIMCO Advisors. PAIA is a wholly-owned subsidiary of PIMCO Advisors. With the exception of Blairlogie, each of the other Sub-Advisers is an affiliated sub-partnership of PIMCO Advisors.

            The following provides additional information about each Sub-Adviser and the individual portfolio managers who have or share primary responsibility for managing the Funds' investments.

PIMCO       A division of PIMCO Advisors, PIMCO Equity Advisors provides
Equity      equity-related advisory services to mutual funds and institutional
Advisors    accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of September 30, 2000 of approximately $14.5 billion.
            See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.
                                                                   Prospectus

              The following individuals at PIMCO Equity Advisors have primary responsibility for the noted Funds. A different sub-advisory firm served as Sub-Adviser for the Growth, Innovation, Opportunity and Target Funds prior to March 6, 1999, for the Renaissance Fund prior to May 7, 1999, for the Select Growth and Growth & Income Funds prior to July 1, 1999, and for the Equity Income and Value Funds prior to May 8, 2000.


         Fund              Portfolio Managers          Since             Recent Professional Experience
            -------------------------------------------------------------------------------------------
         Equity Income     Kenneth W. Corba            2000                 Managing Director and
                                                                            Chief Investment Officer
                                                                            of PIMCO Equity Advisors
                                                                            and a Member of the
                                                                            Management Board of
                                                                            PIMCO Advisors. Prior to
                                                                            joining PIMCO Advisors,
                                                                            he was with Eagle Asset
                                                                            Management from 1995 to
                                                                            1998, serving in various
                                                                            capacities including as
                                                                            Chief Investment Officer
                                                                            and Portfolio Manager.
                                                                            He was with Stein Roe
                                                                            and Farnham Inc. from
                                                                            1984 to 1995, serving in
                                                                            various capacities
                                                                            including as Director of
                                                                            the Capital Management
                                                                            Group, Senior Vice
                                                                            President and Portfolio
                                                                            Manager.
         Global Innovation Dennis P. McKechnie         1999 (inception)+    Portfolio Manager of
                                                                            PIMCO Equity Advisors.
                                                                            Prior to joining PIMCO
                                                                            Advisors, he was with
                                                                            Columbus Circle
                                                                            Investors from 1991 to
                                                                            1999, where he managed
                                                                            equity accounts and
                                                                            served in various
                                                                            capacities including as
                                                                            Portfolio Manager for
                                                                            the Innovation Fund.
                           Jiyoung Kim                 2000                 Senior Research Analyst
                                                                            for PIMCO Innovation
                                                                            Fund, where she covers
                                                                            biotechnology,
                                                                            telecommunications
                                                                            equipment,
                                                                            semiconductors and
                                                                            networking. Prior to
                                                                            joining PIMCO Equity
                                                                            Advisors in 1999, she
                                                                            was a Senior Research
                                                                            Analyst at Fred Alger
                                                                            Management from 1994 to
                                                                            1999. Prior to that, she
                                                                            was a Senior Research
                                                                            Technician at Repligen,
                                                                            a biopharmaceutical
                                                                            company.
         Growth            Mr. Corba                   1999                 See above.
         Growth & Income   Mr. Corba                   1999                 See above.
                           Peter C. Thoms              2000                 Investment Analyst at
                                                                            Federated Investors from
                                                                            July 1998 to May 1999.
                                                                            Previously, he received
                                                                            his M.B.A. at the
                                                                            University of Virginia's
                                                                            Darden School of
                                                                            Business.
         Innovation        Mr. McKechnie               1998                 See above.
         Opportunity       Michael F. Gaffney          1999                 Managing Director of
                                                                            PIMCO Equity Advisors,
                                                                            where he manages the
                                                                            Opportunity Fund and
                                                                            other small-cap
                                                                            products. Prior to
                                                                            joining PIMCO Advisors,
                                                                            he was with Alliance
                                                                            Capital Management L.P.
                                                                            from 1993 to 1999,
                                                                            serving in various
                                                                            capacities including as
                                                                            Senior Vice President
                                                                            and Portfolio Manager.
         Renaissance       John K. Schneider           1999                 Senior Portfolio Manager
                                                                            of PIMCO Equity
                                                                            Advisors. Prior to
                                                                            joining PIMCO Advisors,
                                                                            he was a partner and
                                                                            Portfolio Manager of
                                                                            Schneider Capital
                                                                            Management from 1996 to
                                                                            1999, where he managed
                                                                            equity accounts for
                                                                            various institutional
                                                                            clients. Prior to that
                                                                            he was a member of the
                                                                            Equity Policy Committee
                                                                            and Director of Research
                                                                            at Newbold's Asset
                                                                            Management from 1991 to
                                                                            1996.
         Select Growth     Messrs. Corba and Schneider 1999                 See above.
         Target            Mr. Corba                   1999                 See above.
                           Jeff Parker                 1999                 Assistant Portfolio
                                                                            Manager and Research
                                                                            Analyst for PIMCO Equity
                                                                            Advisors. Prior to
                                                                            joining PIMCO Equity
                                                                            Advisors, he managed
                                                                            equity accounts as an
                                                                            Assistant Portfolio
                                                                            Manager at Eagle Asset
                                                                            Management from 1996 to
                                                                            1998. He was a Senior
                                                                            Consultant with Andersen
                                                                            Consulting, specializing
                                                                            in healthcare and
                                                                            technology, from 1991 to
                                                                            1994.
         Value             Mr. Schneider               2000                 See above.

            -------
            + Prior to PIMCO Advisors and PIMCO Equity Advisors assuming their positions as Adviser and Sub-Adviser, respectively, of the Global Innovation Fund, Mr. McKechnie managed the Fund's portfolio in his capacity as an officer of the Trust.

43 PIMCO Funds: Multi-Manager Series

PAIA A wholly-owned subsidiary of PIMCO Advisors, PAIA provides international advisory services to mutual funds. PAIA commenced operations during the fourth quarter of 2000. Different firms served as sub-adviser to the Allianz Select International Fund prior to November 1, 2000.

             The following individuals at PAIA share primary responsibility for the Allianz Select International Fund.


                                                              Recent Professional
         Fund          Portfolio Managers               Since Experience
         -----------------------------------------------------------------------------
         Allianz       Udo Frank (lead manager)         2000  Managing Director and
         Select                                               Chief Investment Officer
         International                                        of Allianz Asset
                                                              Advisory and Management
                                                              GmbH ("Allianz AAM"),
                                                              responsible for the
                                                              entire area (since
                                                              1997), and Chief
                                                              Executive Officer and
                                                              Chief Investment Officer
                                                              of Allianz PIMCO Asset
                                                              Management. Previously,
                                                              he served as the Chief
                                                              Investment Officer of
                                                              Allianz KAG (since
                                                              1994).
                       Wolfram Gerdes (co-manager)      2000  Managing director of
                                                              Equity Portfolio
                                                              Management at Allianz
                                                              AAM since 1998. Prior to
                                                              joining Allianz AAM, he
                                                              held various positions,
                                                              including head of
                                                              portfolio management,
                                                              with Allianz
                                                              Lebensversicherungs AG
                                                              from 1992 to 1998.
                       Gerd Wolfgang Hintz (co-manager) 2000  Managing Director of the
                                                              Equity Research
                                                              Department at Allianz
                                                              AAM since 1998. In
                                                              addition, he has been
                                                              responsible for Allianz
                                                              AAM's trading department
                                                              since January 2000.
                                                              Previously, he was the
                                                              head of Research and
                                                              Investor Relations of
                                                              Allianz AG.


Cadence An affiliated subpartnership of PIMCO Advisors, Cadence provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of September 30, 2000 of approximately $6.8 billion.

             The following individuals at Cadence share primary responsibility for each of the noted Funds.


                                                                           Recent Professional
         Fund                 Portfolio Managers         Since             Experience
         ------------------------------------------------------------------------------------------
         Capital Appreciation David B. Breed             1991 (Inception)  Managing Director, Chief
                                                                           Executive Officer, Chief
                                                                           Investment Officer and
                                                                           founding partner of
                                                                           Cadence. Member of the
                                                                           Management Board of
                                                                           PIMCO Advisors. He is a
                                                                           research generalist and
                                                                           has lead the team of
                                                                           portfolio managers and
                                                                           analysts since 1988. Mr.
                                                                           Breed has managed
                                                                           separate equity accounts
                                                                           for many institutional
                                                                           clients and has lead the
                                                                           team that manages the
                                                                           PIMCO Funds sub-advised
                                                                           by Cadence since those
                                                                           Funds' inception dates.
                              William B. Bannick         1992              Managing Director and
                                                                           Executive Vice President
                                                                           at Cadence. Mr. Bannick
                                                                           is a research generalist
                                                                           and Senior Portfolio
                                                                           Manager for the Cadence
                                                                           team. He has managed
                                                                           separately managed
                                                                           equity accounts for
                                                                           various Cadence
                                                                           institutional clients
                                                                           and has been a member of
                                                                           the team that manages
                                                                           the PIMCO Funds sub-
                                                                           advised by Cadence since
                                                                           joining Cadence in 1992.
                              Katherine A. Burdon        1993              Managing Director and
                                                                           Senior Portfolio Manager
                                                                           at Cadence. Ms. Burdon
                                                                           is a research generalist
                                                                           and has managed
                                                                           separately managed
                                                                           equity accounts for
                                                                           various Cadence
                                                                           institutional clients
                                                                           and has been a member of
                                                                           the team that manages
                                                                           the PIMCO Funds sub-
                                                                           advised by Cadence since
                                                                           joining Cadence in 1993.
                              Peter B. McManus           1994              Director, Account
                                                                           Management at Cadence.
                                                                           He has been a member of
                                                                           the investment team at
                                                                           Cadence and handles
                                                                           client relationships of
                                                                           separately managed
                                                                           accounts, and has been a
                                                                           member of the team that
                                                                           manages the PIMCO Funds
                                                                           sub-advised by Cadence
                                                                           since joining Cadence in
                                                                           1994. Previously, he
                                                                           served as a Vice
                                                                           President of Bank of
                                                                           Boston from 1991 to
                                                                           1994.
         Mid-Cap              Messrs. Breed, Bannick and Same as Capital   See above.
                              McManus and Ms. Burdon     Appreciation Fund

NFJ An affiliated sub-partnership of PIMCO Advisors, NFJ provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of September 30, 2000 of approximately $1.8 billion.


                                                                   Prospectus 44

             The following individuals at NFJ share primary responsibility for the noted Fund.

Fund        Portfolio Managers Since                  Recent Profession Experience
---------------------------------------------------------------------------------------------------------------------------
Small-Cap   Chris Najork       1991 (Inception)       Managing Director and founding partner of NFJ. He has 30 years' experience
Value                                                 encompassing equity research and portfolio management. Prior to the formation
Fund                                                  of NFJ in 1989, he was a Senior Vice President, Senior Portfolio Manager and
                                                      analyst at NationsBank, which he joined in 1974.
            Benno J. Fischer   1991 (Inception)       Managing Director and founding partner of NFJ. He has 32 years' experience in portfolio management, investment analysis and research. Prior to the formation of NFJ in 1989, he was Chief Investment Officer (institutional and fixed income), Senior Vice President and Senior Portfolio Manager at NationsBank,
                                                      which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge.
            Paul A. Magnuson   1995                   Principal at NFJ. He is a Portfolio Manager and Senior Research Analyst with
                                                      14 years' experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an Assistant Vice President at NationsBank, which he joined in 1985. Within the Trust Investment Quantitative Services Division
                                                      of NationsBank, he was responsible for equity analytics and structured fund management.

Parametric  An affiliated sub-partnership of PIMCO Advisors, Parametric provides advisory services to mutual funds and institutional accounts. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of September 30, 2000 of approximately $4.4 billion.

             The following individuals at Parametric share primary
            responsibility for the Tax-Efficient Equity Fund.

Fund        Portfolio Managers    Since               Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------------
Tax-        David Stein           1998 (Inception)    Managing Director of Parametric. He has been with Parametric since 1996 where
Efficient                                             he leads the investment, research and product development activities.
Equity                                                Previously, he served in Investment Research at GTE Corporation from 1995 to
                                                      1996, in Equity Research at Vanguard Group from 1994 to 1995 and in Investment
                                                      Research at IBM Corporation from 1977 to 1994.
            Tom Seto              1998 (Inception)    Vice President and Portfolio Manager of Parametric. Since joining Parametric in 1998, he has been responsible for management of Parametric's active U.S.
                                                      equity strategies and has managed structured equity portfolios. Previously, he was with Barclays Global Investors from 1991 to 1998, serving in various capacities including as head of U.S. Equity Index Investments and Portfolio
                                                      Manager.

Blairlogie  Blairlogie provides advisory services to mutual funds and institutional accounts. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of September 30, 2000 of approximately $1.0 billion.

             Blairlogie is an indirect majority-owned subsidiary of the
            Alleghany Corporation, and is not an affiliate of PIMCO Advisors. Blairlogie was formerly an affiliated sub-partnership of PIMCO Advisors. On April 30, 1999, PIMCO Advisors sold all of its ownership interest in Blairlogie to subsidiaries of the Alleghany Corporation. PIMCO Advisors retained Blairlogie as the Sub-Adviser of the International Fund both prior and subsequent to this transaction.

             The following individual at Blairlogie has primary responsibility for the International Fund.

Fund          Portfolio Manager   Since               Recent Professional Experience
---------------------------------------------------------------------------------------------------------------------------
International James Smith          1994                Chief Investment Officer of Blairlogie since 1992, responsible for setting investment policy, asset allocation, managing the investment team and stock selection in Latin America.


Adviser/Sub- Shareholders of each Fund (except the Innovation and Mid-Cap
Adviser      Funds) have approved a proposal permitting PIMCO Advisors to enter
Relationship into new or amended sub-advisory agreements with one or more sub-
             advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly-owned by PIMCO Advisors. PIMCO Advisors has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor  The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stanford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

45 PIMCO Funds: Multi-Manager Series

            Investment Options -- Class A, B and C Shares

            The Trust offers investors Class A, Class B and Class C shares of each Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

             The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B and C Shares (the "Guide"), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Class A     . You pay an initial sales charge of up to 5.50% when you buy
Shares Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

            . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

            . Class A shares are subject to lower 12b-1 fees than Class B or
              Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

            . You normally pay no contingent deferred sales charge ("CDSC")
              when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase.
              The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

Class B     . You do not pay an initial sales charge when you buy Class B
Shares shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class B shares automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C     . You do not pay an initial sales charge when you buy Class C
Shares shares. The full amount of your purchase payment is invested initially.

            . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

            . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

            . Class C shares do not convert into any other class of shares.
              Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven years.

            The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

                                                                   Prospectus

--------------------------------------------------------------------------------
Initial     Unless you are eligible for a waiver, the public offering price
Sales       you pay when you buy Class A shares of the Funds is the net asset
Charges--   value ("NAV") of the shares plus an initial sales charge. The
Class A     initial sales charge varies depending upon the size of your
Shares      purchase, as set forth below. No sales charge is imposed where
            Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions.

            All Funds

                                 Initial Sales Charge      Initial Sales Charge
         Amount of               as % of Net               as % of Public
         Purchase                Amount Invested           Offering Price
         ----------------------------------------------------------------------
         $0-$49,999              5.82%                     5.50%
         ----------------------------------------------------------------------
         $50,000-$99,999         4.71%                     4.50%
         ----------------------------------------------------------------------
         $100,000-$249,999       3.63%                     3.50%
         ----------------------------------------------------------------------
         $250,000-$499,999       2.56%                     2.50%
         ----------------------------------------------------------------------
         $500,000-$999,999       2.04%                     2.00%
         ----------------------------------------------------------------------
         $1,000,000 +            0.00%*                    0.00%*
         ----------------------------------------------------------------------

            *As shown, investors that purchase $1,000,000 or more of any Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

-------------------------------------------------------------------------------
Contingent  Unless you are eligible for a waiver, if you sell (redeem) your
Deferred    Class B or Class C shares within the time periods specified below,
Sales       you will pay a CDSC according to the following schedules.
Charges
(CDSCs)
-- Class
B and
Class C
Shares

Class B  Years Since Purchase    Percentage Contingent
Shares   Payment was Made        Deferred Sales Charge
         ----------------------------------------------------------------------
         First                   5
         ----------------------------------------------------------------------
         Second                  4
         ----------------------------------------------------------------------
         Third                   3
         ----------------------------------------------------------------------
         Fourth                  3
         ----------------------------------------------------------------------
         Fifth                   2
         ----------------------------------------------------------------------
         Sixth                   1
         ----------------------------------------------------------------------
         Seventh                 0*
         ----------------------------------------------------------------------

            *After the seventh year, Class B shares convert into Class A shares.

Class C  Years Since Purchase    Percentage Contingent
Shares   Payment was Made        Deferred Sales Charge
         ----------------------------------------------------------------------
         First                   1
         ----------------------------------------------------------------------
         Thereafter              0
         ----------------------------------------------------------------------

--------------------------------------------------------------------------------
CDSCs on    Unless a waiver applies, investors who purchase $1,000,000 or more
Class A     of Class A shares (and, thus, pay no initial sales charge) will be
Shares      subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See
            "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

--------------------------------------------------------------------------------
How CDSCs   A CDSC is imposed on redemptions of Class B and Class C shares
are         (and where applicable, Class A shares) on the amount of the
Calculated  redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
            However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

47 PIMCO Funds: Multi-Manager Series

            For instance, the following example illustrates the operation of the Class B CDSC:

            . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

             In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of a Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

--------------------------------------------------------------------------------
Reductions  The initial sales charges on Class A shares and the CDSCs on Class
and         A, Class B and Class C shares may be reduced or waived under
Waivers     certain purchase arrangements and for certain categories of
of          investors. Please see the Guide for details. The Guide is
Initial     available free of charge from the Distributor. See "How to Buy and
Sales       Sell Shares--PIMCO Funds Shareholders' Guide" below.
Charges
and CDSCs

--------------------------------------------------------------------------------
Distribu-   The Funds pay fees to the Distributor on an ongoing basis as
tion        compensation for the services the Distributor renders and the
and         expenses it bears in connection with the sale and distribution of
Servicing   Fund shares ("distribution fees") and/or in connection with
(12b-1)     personal services rendered to Fund shareholders and the
Plans       maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans
            ("12b-1 Plans") adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

             There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):

                                      Servicing                                     Distribution
         All Funds                    Fee                                           Fee
         ---------------------------------------------------------------------------------------
         Class A                      0.25%                                         None
         ---------------------------------------------------------------------------------------
         Class B                      0.25%                                         0.75%
         ---------------------------------------------------------------------------------------
         Class C                      0.25%                                         0.75%
         ---------------------------------------------------------------------------------------

             Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

            How Fund Shares Are Priced

            The net asset value ("NAV") of a Fund's Class A, Class B and Class C shares is determined by dividing the total value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

             For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which

                                                                   Prospectus 48
            market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

             Investments initially valued in currencies other than the U.S.
            dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the Global Innovation, International and Allianz Select International Funds may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

             Fund shares are valued at the close of regular trading (normally
            4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

             In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

            How to Buy and Sell Shares

            The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

PIMCO       More detailed information about the Trust's purchase, sale and
Funds       exchange arrangements for Fund shares is provided in the PIMCO
Share-      Funds Shareholders' Guide, which is included in the Statement of
holders'    Additional Information and can be obtained free of charge from the
Guide       Distributor by written request or by calling 1-800-426-0107. The
            Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

            . Automated telephone and wire transfer procedures
            . Automatic purchase, exchange and withdrawal programs
            . Programs that establish a link from your Fund account to your bank account
            . Special arrangements for tax-qualified retirement plans
            . Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares
            . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation When you buy shares of the Funds, you pay a price equal to the NAV
of Share    of the shares, plus any applicable sales charge. When you sell
Price and   (redeem) shares, you receive an amount equal to the NAV of the
Redemption  shares, minus any applicable CDSC. NAVs are determined at the
Payments    close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock
            Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day's NAV). Please see the Guide for details.

             The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day's NAV).

49 PIMCO Funds: Multi-Manager Series

Buying      You can buy Class A, Class B or Class C shares of the Funds in the
Shares      following ways:

             . Through your broker, dealer or other financial intermediary.
               Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

             . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

             If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

                                    PIMCO Funds Distributors LLC
                                    P.O. Box 9688
                                    Providence, RI 02940-0926

             The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

             The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

             The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

Investment  The following investment minimums apply for purchases of Class A,
Minimums    Class B and Class C shares.

                     Initial Investment                 Subsequent Investments
                     ------------------                 ----------------------
                     $2,500 per Fund                        $100 per Fund

             Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small       Because of the disproportionately high costs of servicing accounts
Account     with low balances, if you have a direct account with the
Fee         Distributor, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA and
            Auto-Invest accounts for which the limit is $1,000. The fee also applies to employer-sponsored retirement plan accounts, Money
            Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least
            $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum     Due to the relatively high cost to the Funds of maintaining small
Account     accounts, you are asked to maintain an account balance in each
Size        Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

                                                                   Prospectus 50

Exchanging  Except as provided below and/or in the applicable Funds' or
Shares series' prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds:
            Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

             The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different PIMCO Fund and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceeding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days' advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

             The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

Selling     You can sell (redeem) Class A, Class B or Class C shares of the
Shares      Funds in the following ways:

              . Through your broker, dealer or other financial intermediary.
            Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

              . Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

              (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

              (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

              (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

              (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

             A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

             If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records,

51  PIMCO Funds: Multi-Manager Series
            or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

             The Guide describes a number of additional ways you can redeem your shares, including:

                . Telephone requests to the Transfer Agent
                . PIMCO Funds Automated Telephone System (ATS)
                . Expedited wire transfers
                . Automatic Withdrawal Plan
                . PIMCO Funds Fund Link

             Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

             Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

             Redemptions of Fund shares may be suspended when trading on the
            New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of   Redemption proceeds will normally be mailed to the redeeming
Redemption  shareholder within seven calendar days or, in the case of wire
Payments    transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions The Trust has agreed to redeem shares of each Fund solely in cash
In Kind up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Certifi-    If you are redeeming shares for which certificates have been
cated       issued, the certificates must be mailed to or deposited with the
Shares      Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The
            Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature   When a signature guarantee is called for, you should have
Guarantee   "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities
                                                                   Prospectus
            exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The
            Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures.

             Beginning January 1, 2001, when a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus or a new supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

            Fund Distributions

            Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The following shows when each Fund intends to declare and distribute income dividends to shareholders of record.

          Fund                      At Least Annually                 Quarterly
          ---------------------------------------------------------------------
          Equity Income Fund                                              .
          ---------------------------------------------------------------------
          All other Funds                  .
          ---------------------------------------------------------------------

             In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

             You can choose from the following distribution options:

             . Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

             . Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds:
               Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

             You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

             If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

             For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

53 PIMCO Funds: Multi-Manager Series

            Tax Consequences

             . Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

             Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.

             Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

             . Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

             . A Note on the Tax-Efficient Equity Fund. The Tax-Efficient
            Equity Fund utilizes a number of tax-efficient management techniques designed to minimize taxable distributions. For instance, the Fund generally seeks to minimize realized gains and, when realizing gains, attempts to realize gains that will be taxed as capital gains (i.e., as gains on investments owned for more than 12 months) when distributed to shareholders. Although the Fund attempts to minimize taxable distributions, it may be expected to earn and distribute taxable income and realize and distribute capital gains from time to time.

             . A Note on Foreign Investments. A Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders of the Global Innovation, International and Allianz Select International Funds may be entitled to claim a credit or deduction with respect to foreign taxes.

             This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

            Characteristics and Risks of Securities and Investment Techniques

            This section provides additional information about some of the principal investments and related risks of the Funds identified under "Summary Information" above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of PIMCO Advisors, the Sub-Advisers and the individual portfolio managers. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
                                                                   Prospectus 54

Fixed       Fixed income securities are obligations of the issuer to make
Income      payments of principal and/or interest on future dates, and include
Securities  corporate and government bonds, notes, certificates of deposit,
and         commercial paper, convertible securities and mortgage-backed and
Defensive   other asset-backed securities.
Strategies
             The Capital Appreciation, Mid-Cap and Tax-Efficient Equity Funds
            intend to be as fully invested in common stocks as practicable at all times, although, for cash management purposes, each of these Funds may maintain a portion of its assets (normally not more than 10%) in U.S. Government securities, high quality fixed income securities, money market obligations and cash to pay certain Fund expenses and to meet redemption requests. None of these Funds will make defensive investments in response to unfavorable market and other conditions and therefore may be particularly vulnerable to general declines in stock prices and/or other categories of securities in which they invest.

             Under normal circumstances, the Small-Cap Value Fund intends to be fully invested in common stocks (aside from cash management practices), except that the Fund may temporarily hold up to 10% of its assets in cash and cash equivalents for defensive purposes in response to unfavorable market and other conditions. The Equity Income, Global Innovation, Growth, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target and Value Funds will each invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in fixed income securities. These Funds may temporarily hold up to 100% of their assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The Growth & Income Fund will invest primarily in common stocks, but may also invest significant portions of its assets in preferred stocks, fixed income securities, convertible securities and real estate investment trusts, or "REITs." The Growth & Income Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions. The International and Allianz Select International Funds may also hold up to 100% of their assets in other domestic fixed income, foreign fixed income and equity securities principally traded in the U.S., including obligations issued or guaranteed by a foreign government or its agencies, authorities or instrumentalities, corporate bonds and American Depository Receipts, for temporary defensive purposes. The temporary defensive strategies described in this paragraph would be inconsistent with the investment objective and principal investment strategies of each of the noted Funds and may adversely affect the Fund's ability to achieve its investment objective.

Companies   Each of the Funds may invest in securities of companies with
With        market capitalizations that are small compared to other publicly
Smaller     traded companies. The Opportunity and Small-Cap Value Funds invest
Market      primarily in smaller companies and are especially sensitive to the
Capitali-   risks described below. In addition, the Global Innovation and
ations      Innovation Funds generally have substantial exposure to these risks. The Growth & Income, Mid-Cap, Allianz Select International and Target Funds also have significant exposure to these risks because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less well-known or seasoned than the largest companies.

             Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company's earnings potential or assets.

             Because securities of smaller companies may have limited
            liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large

55 PIMCO Funds: Multi-Manager Series
            asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial     The Funds, particularly the Global Innovation Fund, may purchase
Public      securities in initial public offerings (IPOs). These securities
Offerings   are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions fewer companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Foreign     The International and Allianz Select International Funds normally
(non-       invest principally in securities of foreign issuers, securities
U.S.)       traded principally in securities markets outside the United States
Securities  and/or securities denominated in foreign currencies (together,
            "foreign securities"). The Global Innovation Fund will invest in the securities of issuers located in at least three countries (one of which may be the United States). The Equity Income, Growth,
            Growth & Income, Innovation, Opportunity, Renaissance, Target and
            Value Funds may invest up to 15% of their respective assets in foreign securities. The Select Growth Fund may invest up to 25% of its assets in foreign securities. Each of these Funds may invest without limit in ADRs (defined below). The Tax-Efficient Equity
            Fund may invest in common stocks of foreign issuers if included in the S&P 500 Index.

             All of the Funds may invest in American Depository Receipts
            (ADRs). In addition, the Equity Income, Global Innovation, Growth, Growth & Income, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target and Value Funds may invest in European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

             Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging    Each of the Funds that may invest in foreign securities may invest
Market      in securities of issuers based in or that trade principally in
Securities  countries with developing (or "emerging market") economies. The
            Global Innovation, International and Allianz Select International
            Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity;
            significant price volatility; restrictions on foreign investment;
            and possible repatriation of investment income and capital. In addition, foreign investors may be required to register

                                                                   Prospectus 56
            the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

             Additional risks of emerging market securities may include:
            greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

             Special Risks of Investing in Russian and Other Eastern European
            Securities. Each of the Global Innovation, International and Allianz Select International Funds may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign     A Fund that invests directly in foreign currencies or in
Currencies  securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Global
            Innovation, International and Allianz Select International Funds are particularly sensitive to this risk.

             Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

             Foreign Currency Transactions. The Equity Income, Global
            Innovation, Growth, Growth & Income, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target and Value Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Global Innovation, International and Allianz Select International Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

57  PIMCO Funds: Multi-Manager Series

             The Global Innovation, International and Allianz Select
            International Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's portfolio manager. The Global Innovation, International and Allianz Select International Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by PIMCO Advisors or the Fund's Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Corporate   Each Fund that may invest in fixed income securities may invest in
Debt        corporate debt securities. The Growth & Income Fund may invest up
Securities  to 10% of its assets in these securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Convertible Each Fund may invest in convertible securities. The Growth & Securities Income Fund may place particular emphasis on convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund's ability to achieve its investment objective.

Derivatives Each Fund (except the Capital Appreciation, Mid-Cap and Small-Cap
            Value Funds) may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

             Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Equity Income, Global Innovation, Growth, Growth & Income, Innovation, International, Opportunity, Renaissance, Select Growth, Allianz Select International, Target, Tax-Efficient Equity and Value Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. Each of these Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Global Innovation, Allianz Select International and Tax-Efficient Equity Funds may enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

             A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

             Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative

                                                                   Prospectus 58
            itself, without the benefit of observing the performance of the derivative under all possible market conditions.

             Credit Risk The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

             Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

             Leveraging Risk Because many derivatives have a leverage
            component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

             Lack of Availability Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

             Market and Other Risks Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

             Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-     The Funds may invest in equity-linked securities. The Allianz
Linked      Select International Fund may invest up to 15% of its assets in
Securities  equity-linked securities. The International Fund may invest up to
            5% of its assets in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See
            "Foreign Securities" above. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities may be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.

Credit      The Funds may invest in securities based on their credit ratings
Ratings     assigned by rating agencies such as Moody's Investors Service,
and         Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P").
Unrated     Moody's, S&P and other rating agencies are private services that
Securities  provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional

59 PIMCO Funds: Multi-Manager Series

            Information describes the various ratings assigned to fixed income securities by Moody's and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO Advisors and the Sub-Advisers do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

             A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating.

High        Securities rated lower than Baa by Moody's or lower than BBB by
Yield       S&P are sometimes referred to as "high yield securities" or "junk
Securities  bonds." The Funds, particularly the Growth & Income Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of    For the purpose of achieving income, each Fund may lend its
Portfolio   portfolio securities to brokers, dealers, and other financial
Securities  institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see
            "Investment Objectives and Policies" in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short       Each Fund may make short sales as part of its overall portfolio
Sales       management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund's portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such
Delivery    securities for a fixed price at a future date beyond normal
and         settlement time (forward commitments). When-issued transactions,
Forward     delayed delivery purchases and forward commitments involve a risk
Commitment  of loss if the value of the securities declines prior to the
Transac-    settlement date. This risk is in addition to the risk that the
tions       Fund's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund's overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Each Fund may enter into repurchase agreements, in which the Fund Agreements purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.
                                                                   Prospectus

Reverse     Each Fund may enter into reverse repurchase agreements, subject to
Repurchase the Fund's limitations on borrowings. A reverse repurchase Agreements agreement involves the sale of a security by a Fund and its
And Other   agreement to repurchase the instrument at a specified time and
Borrowings  price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by PIMCO Advisors or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund.

Illiquid    Each Fund may invest in securities that are illiquid so long as
Securities  not more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term
            "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see "Investment Objectives and Policies" in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment  The International and Allianz Select International Funds may
in Other    invest up to 10% of their assets in securities of other investment
Investment  companies, such as closed-end management investment companies, or
Companies   in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.

Portfolio   With the exception of the Tax-Efficient Equity Fund, the length of
Turnover    time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements, although the Tax-Efficient Equity Fund will generally attempt to limit portfolio turnover as part of its tax-efficient management strategies. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance.
            Funds, such as the Growth & Income, Select Growth and Allianz
            Select International Funds, that have recently changed Sub-
            Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds' previous and current investment objectives and policies and portfolio management strategies.

Changes     The investment objective of each of the Global Innovation, Growth,
in          Growth & Income, Innovation, International, Opportunity,
Investment Renaissance, Select Growth, Allianz Select International, Target Objectives and Tax-Efficient Equity Funds described in this Prospectus may be
and         changed by the Board of Trustees without shareholder approval. The
Policies    investment objective of each other Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. If there is a change in a Fund's investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

61 PIMCO Funds: Multi-Manager Series

New and     In addition to the risks described under "Summary of Principal
Smaller-    Risks" above and in this section, several of the Funds are newly
Sized       formed and therefore have limited or no performance history for
Funds       investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds' size, may have a disproportionate impact on the Funds' performance results. The
            Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Unless otherwise stated, all percentage limitations on Fund Investment investments listed in this Prospectus will apply at the time of Limitations investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other       The Funds may invest in other types of securities and use a
Investments variety of investment techniques and strategies which are not
and         described in this Prospectus. These securities and techniques may
Techniques  subject the Funds to additional risks. Please see the Statement of
            Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

                                                                   Prospectus 62

            Financial Highlights

            The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Trust's annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

             The information provided for each of the Growth, Innovation,
            International, Opportunity, Renaissance and Target Funds reflects the operational history of a corresponding series of PIMCO Advisors Funds which reorganized as a series of the Trust on January 17, 1997. In connection with the reorganizations, these Funds changed their fiscal year ends from September 30 to June 30. The expense ratios provided for these Funds for periods prior to January 17, 1997 reflect fee arrangements of PIMCO Advisors Funds previously in effect which differ from the current fee arrangements of the Trust. The Growth & Income and Allianz Select International Funds did not offer Class A, B or C shares during the periods ended June 30, 2000.

 Year or                                         Net Realized/                  Dividends  Dividends in  Distributions
 Period           Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
 Ended            Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Capital Appreci-
 ation Fund
 Class A
 06/30/00              $26.65        $(0.03)(a)       $5.34 (a)       $5.31        $(0.01)     $(0.01)         $(5.00)
 06/30/99               26.01          0.06 (a)        2.33 (a)        2.39         (0.10)       0.00           (1.65)
 06/30/98               21.16          0.07 (a)        6.55 (a)        6.62         (0.09)       0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.09            1.76            1.85          0.00        0.00            0.00
 Class B
 06/30/00               26.29         (0.22)(a)        5.23 (a)        5.01          0.00        0.00           (5.00)
 06/30/99               25.75         (0.13)(a)        2.32 (a)        2.19          0.00        0.00           (1.65)
 06/30/98               21.10         (0.11)(a)        6.51 (a)        6.40         (0.07)       0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.01            1.78            1.79          0.00        0.00            0.00
 Class C
 06/30/00               26.31         (0.22)(a)        5.25 (a)        5.03          0.00        0.00           (5.00)
 06/30/99               25.78         (0.13)(a)        2.31 (a)        2.18          0.00        0.00           (1.65)
 06/30/98               21.10         (0.12)(a)        6.53 (a)        6.41         (0.05)       0.00           (1.68)
 01/20/97-
  06/30/97              19.31          0.02            1.77            1.79          0.00        0.00            0.00
Equity Income
 Fund (i)
 Class A
 06/30/00              $15.58         $0.33 (a)      $(2.42)(a)      $(2.09)       $(0.36)      $0.00          $(0.48)
 06/30/99               16.04          0.39 (a)        1.29 (a)        1.68         (0.38)       0.00           (1.76)
 06/30/98               15.39          0.39 (a)        2.73 (a)        3.12         (0.38)       0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.15            1.48            1.63         (0.18)       0.00            0.00
 Class B
 06/30/00               15.50          0.24 (a)       (2.40)(a)       (2.16)        (0.27)       0.00           (0.48)
 06/30/99               15.99          0.28 (a)        1.27 (a)        1.55         (0.28)       0.00           (1.76)
 06/30/98               15.37          0.26 (a)        2.73 (a)        2.99         (0.28)       0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.11            1.48            1.59         (0.16)       0.00            0.00
 Class C
 06/30/00               15.52          0.24 (a)       (2.40)(a)       (2.16)        (0.27)       0.00           (0.48)
 06/30/99               16.01          0.27 (a)        1.27 (a)        1.54         (0.27)       0.00           (1.76)
 06/30/98               15.37          0.26 (a)        2.74 (a)        3.00         (0.27)       0.00           (2.09)
 01/20/97-
  06/30/97              13.94          0.11            1.48            1.59         (0.16)       0.00            0.00
Global Innova-
 tion
 Class A
 12/31/99-
  06/30/00             $10.00        $(0.03)(a)       $8.96 (a)       $8.93         $0.00       $0.00           $0.00
 Class B
 03/31/00-
  06/30/00              20.17         (0.07)(a)       (1.19)(a)       (1.26)        $0.00       $0.00           $0.00
 Class C
 03/31/00-
  06/30/00              20.17         (0.07)(a)       (1.19)(a)       (1.26)        $0.00       $0.00           $0.00
Growth Fund (ii)
 Class A
 06/30/00              $34.12        $(0.29)(a)      $10.77 (a)      $10.48         $0.00       $0.00          $(5.66)
 06/30/99               32.62         (0.14)(a)        5.56 (a)        5.42          0.00        0.00           (3.92)
 06/30/98               27.03         (0.08)(a)        9.99 (a)        9.91          0.00        0.00           (4.32)
 10/01/96-
  06/30/97              26.58          0.69            3.27            3.96          0.00        0.00           (3.51)
 09/30/96               25.73          0.06            3.72            3.78          0.00        0.00           (2.93)
 Class B
 06/30/00               31.15         (0.51)(a)        9.68 (a)        9.17          0.00        0.00           (5.66)
 06/30/99               30.34         (0.35)(a)        5.08 (a)        4.73          0.00        0.00           (3.92)
 06/30/98               25.59         (0.28)(a)        9.35 (a)        9.07          0.00        0.00           (4.32)
 10/01/96-
  06/30/97              25.46          0.35            3.29            3.64          0.00        0.00           (3.51)
 09/30/96               24.94         (0.07)           3.52            3.45          0.00        0.00           (2.93)

 Year or          Distributions
 Period           in Excess of
 Ended            Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Capital Appreci-
 ation Fund
 Class A
 06/30/00              $0.00
 06/30/99              $0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Equity Income
 Fund (i)
 Class A
 06/30/00             $(2.16)
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/00              (2.16)
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/00              (2.16)
 06/30/99               0.00
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Global Innova-
 tion
 Class A
 12/31/99-
  06/30/00             $0.00
 Class B
 03/31/00-
  06/30/00             $0.00
 Class C
 03/31/00-
  06/30/00             $0.00
Growth Fund (ii)
 Class A
 06/30/00              $0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00

-------
  *   Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (i) The information provided for the Equity Income Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.
 (ii) The information provided for the Growth Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 2000; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.

63 PIMCO Funds: Multi-Manager Series

                                                                                     Ratio of Net
                                                                     Ratio of         Investment
Tax Basis                 Net Asset                                 Expenses to    Income (Loss) to
eturn ofR      Total     Value End of               Net Assets End  Average Net      Average Net      Portfolio
Capital    Distributions    Period    Total Return of Period (000s)   Assets            Assets      Turnover Rate
-----------------------------------------------------------------------------------------------------------------


   $0.00       $(5.02)      $26.94        22.73%        $91,927          1.11%           (0.10)%           119%
    0.00        (1.75)       26.65        10.14          91,296          1.10             0.24             120
    0.00        (1.77)       26.01        32.39          72,803          1.10             0.27              75
    0.00         0.00        21.16         9.58           6,534          1.11*            0.59*             87

    0.00        (5.00)       26.30        21.79          66,044          1.86            (0.86)            119
    0.00        (1.65)       26.29         9.39          55,094          1.85            (0.52)            120
    0.00        (1.75)       25.75        31.39          40,901          1.85            (0.47)             75
    0.00         0.00        21.10         9.27           3,022          1.85*           (0.26)*            87

    0.00        (5.00)       26.34        21.85          82,864          1.86            (0.86)            119
    0.00        (1.65)       26.31         9.34          81,097          1.85            (0.52)            120
    0.00        (1.73)       25.78        31.40          71,481          1.85            (0.49)             75
    0.00         0.00        21.10         9.27          13,093          1.86*           (0.23)*            87


   $0.00       $(3.00)      $10.49       (13.17)%       $11,434          1.12%            2.77%            114%
    0.00        (2.14)       15.58        12.26          17,342          1.10             2.64              76
    0.00        (2.47)       16.04        21.35          12,954          1.11             2.39              45
    0.00        (0.18)       15.39        11.77           1,756          1.13*            2.85*             45

    0.00        (2.91)       10.43       (13.79)         12,903          1.87             2.01             114
    0.00        (2.04)       15.50        11.35          21,732          1.85             1.89              76
    0.00        (2.37)       15.99        20.47          15,178          1.85             1.63              45
    0.00        (0.16)       15.37        11.45           2,561          1.87*            2.11*             45

    0.00        (2.91)       10.45       (13.78)         13,929          1.87             1.99             114
    0.00        (2.03)       15.52        11.28          26,016          1.85             1.86              76
    0.00        (2.36)       16.01        20.51          23,122          1.85             1.60              45
    0.00        (0.16)       15.37        11.42           6,624          1.87*            2.15*             45


   $0.00        $0.00       $18.93        89.30%        $31,998          1.61%(b)*       (0.58)*%          131%

   $0.00        $0.00        18.91        (6.25)         25,375          2.60 (c)*       (1.70)*           131

   $0.00        $0.00        18.91        (6.25)         46,826          2.60 (c)*       (1.70)*           131


   $0.00       $(5.66)      $38.94        32.49%       $255,744          1.61%           (0.78)%            72%
    0.00        (3.92)       34.12        18.65         227,638          1.16            (0.44)            131
    0.00        (4.32)       32.62        41.03         180,119          1.16            (0.27)            123
    0.00        (3.51)       27.03        15.93         147,276          1.11*            0.13*             94
    0.00        (2.93)       26.58        16.11         151,103          1.11             0.24             104

    0.00        (5.66)       34.66        31.31         213,627          1.91            (1.53)             72
    0.00        (3.92)       31.15        17.72         133,850          1.90            (1.19)            131
    0.00        (4.32)       30.34        39.97          80,719          1.91            (1.02)            123
    0.00        (3.51)       25.59        15.32          55,626          1.86*           (0.62)*            94
    0.00        (2.93)       25.46        15.22          37,256          1.86            (0.51)            104

-------
 (b) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.67% for the period ended June 30, 2000.
 (c) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.70% for the period ended June 30, 2000.
                                                                   Prospectus

                                                 Net Realized/                  Dividends  Dividends in  Distributions
 Year or          Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Period          Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
  Ended           of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
 (Cont.)
 Class C
 06/30/00              $31.15        $(0.51)(a)      $ 9.68 (a)      $ 9.17        $0.00        $0.00          $(5.66)
 06/30/99               30.33         (0.35)(a)        5.09 (a)        4.74         0.00         0.00           (3.92)
 06/30/98               25.58         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97              25.46          0.45            3.18            3.63         0.00         0.00           (3.51)
 09/30/96               24.94         (0.12)           3.57            3.45         0.00         0.00           (2.93)
Innovation Fund
 (iii)
 Class A
 06/30/00              $37.46        $(0.58)(a)      $41.80 (a)      $41.22        $0.00        $0.00          $(6.39)
 06/30/99               24.28         (0.28)(a)       14.72 (a)       14.44         0.00         0.00           (1.26)
 06/30/98               17.43         (0.19)(a)        8.21 (a)        8.02         0.00         0.00           (0.99)
 10/01/96-
  06/30/97              17.26          0.07            0.36            0.43         0.00         0.00           (0.26)
 9/30/96                14.74         (0.07)           2.94            2.87         0.00         0.00           (0.35)
 Class B
 06/30/00               36.09         (1.01)(a)       40.37 (a)       39.36         0.00         0.00           (6.39)
 06/30/99               23.60         (0.49)(a)       14.24 (a)       13.75         0.00         0.00           (1.26)
 06/30/98               17.10         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97              17.04         (0.03)           0.35            0.32         0.00         0.00           (0.26)
 9/30/96                14.66         (0.11)           2.84            2.73         0.00         0.00           (0.35)
 Class C
 06/30/00               36.08         (1.00)(a)       40.35 (a)       39.35         0.00         0.00           (6.39)
 06/30/99               23.59         (0.48)(a)       14.23 (a)       13.75         0.00         0.00           (1.26)
 06/30/98               17.09         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97              17.04         (0.02)           0.33            0.31         0.00         0.00           (0.26)
 9/30/96                14.65         (0.15)           2.89            2.74         0.00         0.00           (0.35)
International
 Fund (iv)
 Class A
 06/30/00              $12.45        $ 0.03 (a)      $ 1.46 (a)      $ 1.49        $0.00        $0.00          $(1.74)
 06/30/99               14.33          0.01 (a)       (0.74)(a)       (0.73)        0.00         0.00           (1.15)
 06/30/98               14.26          0.06 (a)        1.13 (a)        1.19         0.00         0.00           (0.82)
 10/01/96-
  06/30/97              13.03          0.29            1.33            1.62         0.00         0.00           (0.39)
 9/30/96                12.19          0.07            0.77            0.84         0.00         0.00            0.00
 Class B
 06/30/00               11.51         (0.06)(a)        1.25 (a)        1.19         0.00         0.00           (1.74)
 06/30/99               13.46         (0.08)(a)       (0.72)(a)       (0.80)        0.00         0.00           (1.15)
 06/30/98               13.56         (0.05)(a)        1.07 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97              12.48          0.16            1.31            1.47         0.00         0.00           (0.39)
 9/30/96                11.75          0.00 (a)        0.73 (a)        0.73         0.00         0.00            0.00
 Class C
 06/30/00               11.50         (0.09)(a)        1.27 (a)        1.18         0.00         0.00           (1.74)
 06/30/99               13.45         (0.09)(a)       (0.71)(a)       (0.80)        0.00         0.00           (1.15)
 06/30/98               13.55         (0.06)(a)        1.08 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97              12.47          0.18            1.29            1.47         0.00         0.00           (0.39)
 9/30/96                11.75         (0.05)           0.77            0.72         0.00         0.00            0.00
Mid-Cap Fund (v)
 Class A
 06/30/00              $22.82        $(0.01)(a)      $ 7.82 (a)      $ 7.81       $(0.02)      $(0.02)         $(0.02)
 06/30/99               24.00          0.03 (a)       (0.13)(a)       (0.10)       (0.01)        0.00           (1.07)
 06/30/98               20.24          0.02 (a)        5.11 (a)        5.13        (0.04)        0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.04)           2.14            2.10         0.00         0.00            0.00
 Class B
 06/30/00               22.43         (0.20)(a)        7.66 (a)        7.46         0.00         0.00           (0.02)
 06/30/99               23.77         (0.13)(a)       (0.14)(a)       (0.27)        0.00         0.00           (1.07)
 06/30/98               20.17         (0.16)(a)        5.09 (a)        4.93         0.00         0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.11)           2.14            2.03         0.00         0.00            0.00
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------------------------------------------------------------------------------------------------
Growth Fund
 (Cont.)
 Class C
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Innovation Fund
 (iii)
 Class A
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98              (0.18)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.18)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.18)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
International
 Fund (iv)
 Class A
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98              (0.30)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.30)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98              (0.30)
 10/01/96-
  06/30/97              0.00
 9/30/96                0.00
Mid-Cap Fund (v)
 Class A
 06/30/00             $ 0.00
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

-------
  *    Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Ratio of expenses to average net assets excluding interest expense is 1.46%.
 (c) Ratio of expenses to average net assets excluding interest expense is 2.21%.
 (iii) The information provided for the Innovation Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (iv) The information provided for the International Fund reflects results of operations under the Fund's former Sub-Advisers through November 15, 1994; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
 (v)  Formerly the Mid-Cap Growth Fund.

   PIMCO Funds: Multi-Manager Series
65

                                                                                      Ratio of Net
                                                                       Ratio of        Investment
Tax Basis                   Net Asset                                 Expenses to   Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net     Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets           Assets      Turnover Rate
------------------------------------------------------------------------------------------------------------------

   $ 0.00        $(5.66)       $34.66       31.31 %      $2,416,067       1.91%           (1.53)%            72%
     0.00         (3.92)        31.15       17.76         2,064,450       1.90            (1.18)            131
     0.00         (4.32)        30.33       39.99         1,853,002       1.91            (1.02)            123
     0.00         (3.51)        25.58       15.27         1,514,432       1.86*           (0.61)*            94
     0.00         (2.93)        25.46       15.22         1,450,216       1.86            (0.51)            104


   $ 0.00        $(6.39)       $72.29      115.04 %      $1,408,455       1.30%           (0.91)%           186%
     0.00         (1.26)        37.46       61.36           313,946       1.30            (0.90)            119
     0.00         (1.17)        24.28       48.10            85,800       1.31            (0.94)            100
     0.00         (0.26)        17.43        2.41            56,215       1.28*           (0.68)*            80
     0.00         (0.35)        17.26       19.86            50,067       1.31            (0.61)            123

     0.00         (6.39)        69.06      114.17         1,680,792       2.05            (1.66)            186
     0.00         (1.26)        36.09       60.17           351,876       2.05            (1.64)            119
     0.00         (1.17)        23.60       46.95            81,130       2.06            (1.69)            100
     0.00         (0.26)        17.10        1.79            51,472       2.03*           (1.43)*            80
     0.00         (0.35)        17.04       18.99            33,778       2.06            (1.36)            123

     0.00         (6.39)        69.04      114.17         2,275,811       2.05            (1.66)            186
     0.00         (1.26)        36.08       60.20           580,251       2.05            (1.65)            119
     0.00         (1.17)        23.59       46.97           219,258       2.06            (1.69)            100
     0.00         (0.26)        17.09        1.73           162,889       2.03*           (1.43)*            80
     0.00         (0.35)        17.04       19.08           137,752       2.06            (1.36)            123

   $ 0.00        $(1.74)       $12.20       11.85 %      $   12,452       1.52%(b)         0.26%             58%
     0.00         (1.15)        12.45       (4.31)           18,865       1.55 (b)         0.05              55
     0.00         (1.12)        14.33        9.95            12,510       1.48             0.41              60
     0.00         (0.39)        14.26       12.82            18,287       1.51*            0.58*             59
     0.00          0.00         13.03        6.89            20,056       1.41             0.49             110

     0.00         (1.74)        10.96       10.00            10,176       2.28 (c)        (0.55)             58
     0.00         (1.15)        11.51       (5.15)            9,478       2.29 (c)        (0.67)             55
     0.00         (1.12)        13.46        9.17             8,956       2.22            (0.37)             60
     0.00         (0.39)        13.56       12.17             8,676       2.26*            0.18*             59
     0.00          0.00         12.48        6.21             5,893       2.16            (0.26)            110

     0.00         (1.74)        10.94        9.91            92,220       2.28 (c)        (0.77)             58
     0.00         (1.15)        11.50       (5.15)          101.320       2.30 (c)        (0.75)             55
     0.00         (1.12)        13.45        9.18           132,986       2.22            (0.43)             60
     0.00         (0.39)        13.55       12.18           168,446       2.25*           (0.25)*            59
     0.00          0.00         12.47        6.13           203,544       2.16            (0.26)            110



   $ 0.00        $(0.06)       $30.57       34.28 %      $  156,949       1.11%           (0.05)%           164%
     0.00         (1.08)        22.82       (0.13)          124,680       1.10             0.15              85
     0.00         (1.37)        24.00       25.71            57,164       1.11             0.07              66
     0.00          0.00         20.24       11.58            12,184       1.11*            0.17*             82

     0.00         (0.02)       $29.87       33.27            88,648       1.86            (0.80)            164
     0.00         (1.07)        22.43       (0.86)           84,698       1.85            (0.62)             85
     0.00         (1.33)        23.77       24.76            84,535       1.86            (0.68)             66
     0.00          0.00         20.17       11.19            28,259       1.86*           (0.58)*            82

                                                                   Prospectus 66

                                                 Net Realized/                  Dividends  Dividends in  Distributions
 Year or          Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
  Period          Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
  Ended           of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
-------------------------------------------------------------------------------------------------------------------------
Mid-Cap Fund
 (Cont.)
 Class C
 06/30/00              $22.44        $(0.20)(a)      $ 7.66 (a)      $ 7.46        $0.00        $0.00          $(0.02)
 06/30/99               23.77         (0.13)(a)       (0.13)(a)       (0.26)        0.00         0.00           (1.07)
 06/30/98               20.18         (0.16)(a)        5.08 (a)        4.92         0.00         0.00           (1.33)
 01/13/97-
  06/30/97              18.14         (0.10)           2.14            2.04         0.00         0.00            0.00
Opportunity Fund
 (vi)
 Class A
 06/30/00              $26.96        $(0.25)(a)      $12.75 (a)      $12.50        $0.00        $0.00          $(7.88)
 06/30/99               31.33         (0.21)(a)        0.46 (a)        0.25         0.00         0.00           (4.62)
 06/30/98               29.35         (0.27)(a)        4.19 (a)        3.92         0.00         0.00           (1.94)
 10/01/96-
  06/30/97              37.36          0.00           (3.10)          (3.10)        0.00         0.00           (4.91)
 09/30/96               39.08         (0.11)           6.12            6.01         0.00         0.00           (7.73)
 Class B
 06/30/00               24.20         (0.43)(a)       11.32 (a)       10.89         0.00         0.00           (7.88)
 03/31/99-
  06/30/99              21.40         (0.09)           2.89            2.80         0.00         0.00            0.00
 Class C
 06/30/00               24.19         (0.42)(a)       11.33 (a)       10.91         0.00         0.00           (7.88)
 06/30/99               28.86         (0.37)(a)        0.32 (a)       (0.05)        0.00         0.00           (4.62)
 06/30/98               27.38         (0.46)(a)        3.88 (a)        3.42         0.00         0.00           (1.94)
 10/01/96-
  06/30/97              35.38         (0.04)          (3.05)          (3.09)        0.00         0.00           (4.91)
 09/30/96               37.64         (0.35)           5.82            5.47         0.00         0.00           (7.73)
Renaissance Fund
 (vii)
 Class A
 06/30/00              $18.21         $0.06 (a)      $ 0.13 (a)      $ 0.19        $0.00        $0.00          $(2.59)
 06/30/99               19.10         (0.01)(a)        1.45 (a)        1.44         0.00         0.00           (2.33)
 06/30/98               17.73          0.07 (a)        4.91 (a)        4.98        (0.08)        0.00           (3.53)
 10/01/96-
  06/30/97              16.08          0.12 (a)        3.90 (a)        4.02        (0.12)        0.00           (2.25)
 09/30/96               14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 Class B
 06/30/00               17.99         (0.07)(a)        0.13 (a)        0.06         0.00         0.00           (2.59)
 06/30/99               19.06         (0.13)(a)        1.39 (a)        1.26         0.00         0.00           (2.33)
 06/30/98               17.77         (0.07)(a)        4.91 (a)        4.84        (0.02)        0.00           (3.53)
 10/01/96-
  06/30/97              16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 09/30/96               14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 Class C
 06/30/00               17.91         (0.07)(a)        0.13 (a)        0.06         0.00         0.00           (2.59)
 06/30/99               18.96         (0.13)(a)        1.41 (a)        1.28         0.00         0.00           (2.33)
 06/30/98               17.69         (0.07)(a)        4.88 (a)        4.81        (0.01)        0.00           (3.53)
 10/01/96-
  06/30/97              16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 09/30/96               14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
Select Growth
 Fund (viii)
 Class A
 03/31/00-
  06/30/00             $23.25        $(0.00)(a)       $0.74 (a)       $0.74        $0.00        $0.00           $0.00
 Class B
 03/31/00-
  06/30/00              23.25         (0.06)(a)        0.77 (a)        0.71         0.00         0.00            0.00
 Class C
 03/31/00-
  06/30/00              23.25         (0.05)(a)        0.76 (a)        0.71         0.00         0.00            0.00
                  Distributions
 Year or          in Excess of
  Period          Net Realized
  Ended           Capital Gains
-------------------------------
Mid-Cap Fund
 (Cont.)
 Class C
 06/30/00              $0.00
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
Opportunity Fund
 (vi)
 Class A
 06/30/00              $0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00               0.00
 03/31/99-
  06/30/99              0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Renaissance Fund
 (vii)
 Class A
 06/30/00             $(0.86)
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00              (0.86)
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class C
 06/30/00              (0.86)
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Select Growth
 Fund (viii)
 Class A
 03/31/00-
  06/30/00             $0.00
 Class B
 03/31/00-
  06/30/00              0.00
 Class C
 03/31/00-
  06/30/00              0.00

-------
 *     Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(vi) The information provided for the Opportunity Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(vii) The information provided for the Renaissance Fund reflects results of operations under the Fund's former Sub-Adviser through May 7, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(viii) Formerly the PIMCO Core Equity Fund. The Fund changed its investment objective and policies on April 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown. In addition, the performance results shown above reflect the Fund's advisory fee level in effect prior to April 1, 2000; these results would have been lower had the Fund's current advisory fee level then been in effect.

67  PIMCO Funds: Multi-Manager Series

                                                                                   Ratio of Net
                                                                       Ratio of    Investment
   Tax Basis                Net Asset                                  Expenses to Income to
   Return of  Total         Value End of              Net Assets End   Average Net Average Net  Portfolio
   Capital    Distributions Period       Total Return of Period (000s) Assets      Assets       Turnover Rate
-------------------------------------------------------------------------------------------------------------


    $0.00         $(0.02)       $29.88       33.25 %      $104,082         1.86%       (0.80)%         164%
     0.00          (1.07)        22.44       (0.82)        112,507         1.85        (0.63)           85
     0.00          (1.33)        23.77       24.70         140,438         1.86        (0.68)           66
     0.00           0.00         20.18       11.25          53,686         1.86*       (0.58)*          82



    $0.00         $(7.88)       $31.58       50.77 %      $142,064         1.31%       (0.81)%         254%
     0.00          (4.62)        26.96        3.98         121,507         1.31        (0.86)          175
     0.00          (1.94)        31.33       13.87         200,935         1.31        (0.88)           86
     0.00          (4.91)        29.35       (8.87)        213,484         1.25*       (0.12)*          69
     0.00          (7.73)        37.36       18.35         134,859         1.13        (0.32)           91

     0.00          (7.88)        27.21       49.78          28,145         2.06        (1.57)          254
     0.00           0.00         24.20       13.08             251         2.03*       (1.65)*         175

     0.00          (7.88)        27.22       49.88         401,118         2.06        (1.57)          254
     0.00          (4.62)        24.19        3.20         308,877         2.06        (1.62)          175
     0.00          (1.94)        28.86       13.01         500,011         2.06        (1.63)           86
     0.00          (4.91)        27.38       (9.40)        629,446         1.97*       (0.95)*          69
     0.00          (7.73)        35.38       17.47         800,250         1.88        (1.07)           91



    $0.00         $(3.45)       $14.95        3.36 %      $ 68,433         1.25%        0.36 %         133%
     0.00          (2.33)        18.21        9.94          90,445         1.26        (0.04)          221
     0.00          (3.61)        19.10       30.98          85,562         1.26         0.35           192
     0.00          (2.37)        17.73       27.53          33,606         1.23*        0.95*          131
     0.00          (1.08)        16.08       22.37          20,631         1.25         1.60           203

     0.00          (3.45)        14.60        2.59          89,621         2.00        (0.45)          133
     0.00          (2.33)        17.99        8.94         126,576         2.00        (0.78)          221
     0.00          (3.55)        19.06       29.99         100,688         2.01        (0.39)          192
     0.00          (2.30)        17.77       26.88          37,253         1.97*        0.20*          131
     0.00          (0.93)        16.12       21.54          15,693         2.00         0.85           203
     0.00          (3.45)        14.52        2.60         311,519         2.00        (0.45)          133%
     0.00          (2.33)        17.91        9.12         442,049         2.00        (0.79)          221
     0.00          (3.54)        18.96       29.98         469,797         2.01        (0.37)          192
     0.00          (2.29)        17.69       26.86         313,226         1.97*        0.21*          131
     0.00          (0.94)        16.05       21.52         230,058         2.00         0.85           203



    $0.00          $0.00        $23.99        3.18 %        $7,841         1.25%*      (0.01)%*        170%

     0.00           0.00         23.96        3.05           2,173         2.00*       (0.96)*         170

     0.00           0.00         23.96        3.05           4,196         2.00*       (0.90)*         170

                                                                   Prospectus 68

 Year or                                         Net Realized/                   Dividends  Dividends in  Distributions
  Period          Net Asset Value Net            Unrealized      Total Income    From Net   Excess of Net From Net
  Ended           Beginning       Investment     Gain (Loss) on  From Investment Investment Investment    Realized Capital
                  of Period       Income (Loss)  Investments     Operations      Income     Income        Gains
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Value
 Fund
 Class A
 06/30/00              $15.93        $ 0.32 (a)      $ (1.81)(a)     $ (1.49)      $(0.32)       $0.00          $ 0.00
 06/30/99               17.58          0.26 (a)        (1.29)(a)       (1.03)       (0.17)        0.00            0.00
 06/30/98               15.75          0.23 (a)         2.49 (a)        2.72        (0.13)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.10             1.63            1.73         0.00         0.00            0.00
 Class B
 06/30/00               15.79          0.21 (a)        (1.79)(a)       (1.58)       (0.17)        0.00            0.00
 06/30/99               17.43          0.14 (a)        (1.27)(a)       (1.13)       (0.06)        0.00            0.00
 06/30/98               15.71          0.09 (a)         2.48 (a)        2.57        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.08             1.61            1.69         0.00         0.00            0.00
 Class C
 06/30/00               15.82          0.21 (a)        (1.79)(a)       (1.58)       (0.18)        0.00            0.00
 06/30/99               17.44          0.14 (a)        (1.27)(a)       (1.13)       (0.04)        0.00            0.00
 06/30/98               15.71          0.09 (a)         2.49 (a)        2.58        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97              14.02          0.08             1.61            1.69         0.00         0.00            0.00
Target Fund (ix)
 Class A
 06/30/00              $17.72        $(0.23)(a)       $15.45 (a)      $15.22       $ 0.00        $0.00          $(1.80)
 03/31/99-
  06/30/99              16.35         (0.09)(a)         2.44 (a)        2.35         0.00         0.00           (0.98)
 06/30/98               16.82         (0.08)(a)         4.06 (a)        3.98         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              17.11         (0.04)(a)         1.82 (a)        1.78         0.00         0.00           (2.07)
 09/30/96               16.40         (0.05)            2.54            2.49         0.00         0.00           (1.78)
 Class B
 06/30/00               16.44         (0.39)(a)        14.35 (a)       13.96         0.00         0.00           (1.80)
 06/30/99               15.34         (0.19)(a)         2.27 (a)        2.08         0.00         0.00           (0.98)
 06/30/98               16.14         (0.19)(a)         3.84 (a)        3.65         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              16.58         (0.12)(a)         1.75 (a)        1.63         0.00         0.00           (2.07)
 09/30/96               16.06         (0.09)            2.39            2.30         0.00         0.00           (1.78)
 Class C
 06/30/00               16.43         (0.38)(a)        14.34 (a)       13.96         0.00         0.00           (1.80)
 06/30/99               15.34         (0.19)(a)         2.26 (a)        2.07         0.00         0.00           (0.98)
 06/30/98               16.13         (0.19)(a)         3.85 (a)        3.66         0.00         0.00           (4.45)
 10/01/96-
  06/30/97              16.58         (0.12)(a)         1.74 (a)        1.62         0.00         0.00           (2.07)
 09/30/96               16.05         (0.16)            2.47            2.31         0.00         0.00           (1.78)
Tax-Efficient
 Equity Fund
 Class A
 06/30/00              $11.59        $ 0.00 (a)      $  0.65 (a)      $ 0.65       $ 0.00        $0.00          $ 0.00
 07/10/98-
  06/30/99              10.00          0.03 (a)         1.56 (a)        1.59         0.00         0.00            0.00
 Class B
 06/30/00               11.51         (0.09)(a)         0.64 (a)        0.55         0.00         0.00            0.00
 07/10/98-
  06/30/99              10.00         (0.05)(a)         1.56 (a)        1.51         0.00         0.00            0.00
 Class C
 06/30/00               11.51         (0.09)(a)         0.64 (a)        0.55         0.00         0.00            0.00
 07/10/98-
  06/30/99              10.00         (0.05)(a)         1.56 (a)        1.51         0.00         0.00            0.00
Value Fund (x)
 Class A
 06/30/00              $15.29        $ 0.22 (a)      $ (1.33)(a)     $ (1.11)      $(0.23)       $0.00          $(0.57)
 06/30/99               15.64          0.24 (a)         1.35 (a)        1.59        (0.22)        0.00           (1.72)
 06/30/98               14.80          0.19 (a)         2.46 (a)        2.65        (0.18)        0.00           (1.63)
 01/13/97-
  06/30/97              13.17          0.47             1.26            1.73        (0.10)        0.00            0.00
 Class B
 06/30/00               15.26          0.13 (a)        (1.33)(a)       (1.20)       (0.13)        0.00           (0.57)
 06/30/99               15.63          0.12 (a)         1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98               14.80          0.07 (a)         2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97              13.16          0.44             1.26            1.70        (0.06)        0.00            0.00
 Class C
 06/30/00               15.26          0.13 (a)        (1.33)(a)       (1.20)       (0.13)        0.00           (0.57)
 06/30/99               15.63          0.12 (a)         1.35 (a)        1.47        (0.12)        0.00           (1.72)
 06/30/98               14.80          0.07 (a)         2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97              13.15          0.43             1.28            1.71        (0.06)        0.00            0.00
 Year or          Distributions
  Period          in Excess of
  Ended           Net Realized
                  Capital Gains
-------------------------------
Small-Cap Value
 Fund
 Class A
 06/30/00             $ 0.00
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class B
 06/30/00               0.00
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
 Class C
 06/30/00               0.00
 06/30/99              (0.45)
 06/30/98               0.00
 01/20/97-
  06/30/97              0.00
Target Fund (ix)
 Class A
 06/30/00             $ 0.00
 03/31/99-
  06/30/99              0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class B
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
 Class C
 06/30/00               0.00
 06/30/99               0.00
 06/30/98               0.00
 10/01/96-
  06/30/97              0.00
 09/30/96               0.00
Tax-Efficient
 Equity Fund
 Class A
 06/30/00             $ 0.00
 07/10/98-
  06/30/99              0.00
 Class B
 06/30/00               0.00
 07/10/98-
  06/30/99              0.00
 Class C
 06/30/00               0.00
 07/10/98-
  06/30/99              0.00
Value Fund (x)
 Class A
 06/30/00             $(2.00)
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class B
 06/30/00              (2.00)
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00
 Class C
 06/30/00              (2.00)
 06/30/99               0.00
 06/30/98               0.00
 01/13/97-
  06/30/97              0.00

-------
* Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.
(ix) The information provided for the Target Fund reflects results of operations under the Fund's former Sub-Adviser through March 6, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(x)The information provided for the Value Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.

69  PIMCO Funds: Multi-Manager Series

                                                                                    Ratio of Net
                                                                       Ratio of      Investment
Tax Basis                   Net Asset                                 Expenses to Income (Loss) to
Return of        Total     Value End of               Net Assets End  Average Net   Average Net      Portfolio
 Capital     Distributions    Period    Total Return of Period (000s)   Assets         Assets      Turnover Rate
----------------------------------------------------------------------------------------------------------------
    $0.00        $(0.32)       $14.12       (9.26)%       $114,347        1.26%          2.28 %            55%
     0.00         (0.62)        15.93       (5.50)         107,569        1.25           1.74              60
     0.00         (0.89)        17.58       17.33           75,070        1.25           1.27              41
     0.00          0.00         15.75       12.34            6,563        1.30*          1.94*             48

     0.00         (0.17)        14.04       (9.94)          55,435        2.01           1.46              55
     0.00         (0.51)        15.79       (6.22)          96,994        2.00           0.95              60
     0.00         (0.85)        17.43       16.40          110,833        2.00           0.53              41
     0.00          0.00         15.71       12.05           11,077        2.04*          1.23*             48

     0.00         (0.18)        14.06       (9.95)          69,808        2.01           1.46              55
     0.00         (0.49)        15.82       (6.21)         112,926        2.00           0.95              60
     0.00         (0.85)        17.44       16.42          130,466        2.00           0.52              41
     0.00          0.00         15.71       12.05           20,637        2.05*          1.13*             48



    $0.00        $(1.80)       $31.34       90.36 %       $305,304        1.21%         (0.91)%            99%
     0.00         (0.98)        17.72       15.69          170,277        1.21          (0.57)            229
     0.00         (4.45)        16.35       27.49          157,277        1.22          (0.49)            226
     0.00         (2.07)        16.82       11.19          150,689        1.20*         (0.31)*           145
     0.00         (1.78)        17.11       16.50          156,027        1.18          (0.34)            141

     0.00         (1.80)        28.60       89.74          223,939        1.96          (1.66)             99
     0.00         (0.98)        16.44       14.93           78,659        1.95          (1.31)            229
     0.00         (4.45)        15.34       26.45           76,194        1.96          (1.24)            226
     0.00         (2.07)        16.14       10.58           67,531        1.94*         (1.05)*           145
     0.00         (1.78)        16.58       15.58           49,851        1.93          (1.09)            141

     0.00         (1.80)        28.59       89.79        1,676,384        1.96          (1.67)             99
     0.00         (0.98)        16.43       14.86          910,494        1.95          (1.31)            229
     0.00         (4.45)        15.34       26.53          952,728        1.96          (1.24)            226
     0.00         (2.07)        16.13       10.52          969,317        1.94*         (1.06)*           145
     0.00         (1.78)        16.58       15.66          974,948        1.93          (1.09)            141


    $0.00        $ 0.00        $12.24        5.61%        $  9,226        1.11%          0.02%             32%
     0.00          0.00         11.59       15.90            6,579        1.11*          0.25*             13
     0.00          0.00         12.06        4.78           10,794        1.86          (0.74)             32
     0.00          0.00         11.51       15.10            6,370        1.85*         (0.50)*            13
     0.00          0.00         12.06        4.78           15,651        1.86          (0.73)             32
     0.00          0.00         11.51       15.10           10,742        1.84*         (0.52)*            13



    $0.00        $(2.80)       $11.38       (7.11)%       $ 19,087        1.11%          1.76 %           196%
     0.00         (1.94)        15.29       11.93           22,267        1.11           1.68             101
     0.00         (1.81)        15.64       18.86           21,742        1.11           1.19              77
     0.00         (0.10)        14.80       13.19           15,648        1.11*          1.71*             71

     0.00         (2.70)        11.36       (7.77)          26,908        1.86           1.02             196
     0.00         (1.84)        15.26       11.05           36,314        1.85           0.85             101
     0.00         (1.70)        15.63       17.98           35,716        1.86           0.45              77
     0.00         (0.06)        14.80       12.93           25,433        1.86*          0.96*             71
     0.00         (2.70)        11.36       (7.81)          53,756        1.86           1.02             196
     0.00         (1.84)        15.26       11.04           80,594        1.85           0.83             101
     0.00         (1.70)        15.63       17.98           88,235        1.86           0.45              77
     0.00         (0.06)        14.80       13.02           64,110        1.86*          0.97*             71

                                                                   Prospectus 70

            PIMCO Funds: Multi-Manager Series

            The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

            The SAI includes the PIMCO Funds Shareholders' Guide for Class A, B and C Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

            You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

                  PIMCO Funds Distributors LLC
                  2187 Atlantic Street
                  Stamford, Connecticut 06902

            You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commssion's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-6161.

            You can also visit our Web site at www.pimcofunds.com for additional information about the Funds.

[LOGO OF PIMCO FUNDS]

            File No. 811-6161

                      (This page left blank intentionally)

                      (This page left blank intentionally)

           --------------------------------------------------------------------
PIMCO      INVESTMENT ADVISER AND ADMINISTRATOR
Funds:     PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Multi-     92660
Manager
Series
           --------------------------------------------------------------------
           SUB-ADVISERS
           PIMCO Equity Advisors division of PIMCO Advisors L.P.,
           PIMCO/Allianz Investment Advisors LLC, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, Blairlogie Capital Management
           --------------------------------------------------------------------
           DISTRIBUTOR
           PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896
           --------------------------------------------------------------------
           CUSTODIAN
           State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO
           64105
           --------------------------------------------------------------------
           SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
           PFPC, Inc., P.O. Box 9688, Providence, RI 02940
           --------------------------------------------------------------------
           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
           --------------------------------------------------------------------
           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
           --------------------------------------------------------------------
           For further information about the PIMCO Funds, call 1-800-426-0107 or vist our Web site at www.pimcofunds.com.

                                                     Not part of the Prospectus

[GRAPH]

You'll find all the content you've come to rely on--at pimcofunds.com--and more.


Presenting the new PIMCO Funds Web site at www.pimcofunds.com

As part of our commitment to provide our shareholders with easy access to timely information, we're pleased to introduce a redesigned version of the PIMCO Funds Web site (www.pimcofunds.com).

Designed to make the site user-friendly, you'll immediately notice improved navigation accompanied by intuitive labeling and graphics that load quickly. Content updates include expanded detail throughout the Fund Information section, and a variety of forms and literature are now available for printing and viewing online or for download to your hard drive.

Fund Information Section

In addition to everything we previously offered in the Fund Information section, we now offer the following:

 . Regular commentary from the manager of each fund.

 . A better design without frames allows you to bookmark fund profile pages.

 . Cross-links give you immediate access to literature with more detail about each fund.

 . One-click allows you to check out the NAV and year-to-date performance of any PIMCO Fund.

PIMCO Funds Innovation Center

The all-new PIMCO Funds Innovation Center is an invaluable resource for tech investors and those contemplating an investment in this complex, fast-moving sector. Dedicated to the research and analysis of technology, the Center provides a number of key resources, including:

 . Innovation Newsletter--An online version of our popular technology investing newsletter, featuring the latest market analysis and outlook from Dennis McKechnie, PIMCO's renowned tech manager.

 . Timely Market Commentary--PIMCO's perspective on unfolding market events.

 . Theme Analysis--Manager assessments of the trends or "themes" that PIMCO believes are driving the tech sector and the industry groups that make up the market.

Daily Manager Commentary

PIMCO's Daily Manager Commentary provides investment insights from PIMCO's fund managers, including their outlooks on the economy and fund strategies that relate to the current economic climate. This commentary, on a wide range of subjects, is uniquely provided from the manager's perspective and helps investors make informed decisions based on information directly from PIMCO's investment professionals.

PZ001.11/00                                           Not part of the Prospectus

--------------------------------------------------------------------------------

[LOGO OF PIMCO FUNDS]
                                                           ----------------
                                                               PRESORTED
                                                             STANDARD U.S.
PIMCO Funds                                                     POSTAGE
Distributors LLC                                                  PAID
                                                             SMITHTOWN, NY
2187 Atlantic Street                                        PERMIT NO. 700
Stamford, CT 06902-6896                                    ----------------